   As filed with the Securities and Exchange Commission on January 13, 2000
                                                              Registration No.__
================================================================================

                    U.S. Securities and Exchange Commission
                             Washington, DC 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


       [_]Pre-Effective Amendment No. ___    [_]Post-Effective Amendment No. ___
                       (Check appropriate box or boxes)

                   Exact Name of Registrant as Specified in Charter:
                                 BLACKROCK FUNDS(SM)

                        Area Code and Telephone Number:
                                (800) 441-7762

                    Address of Principal Executive Offices:
                        Bellevue Park Corporate Center
                             400 Bellevue Parkway
                             Wilmington, DE 19809

                    Name and Address of Agent for Service:

                            BRIAN P. KINDELAN, ESQ.
                           BlackRock Advisors, Inc.
                       1600 Market Street, 28/th/ Floor
                            Philadelphia, PA 19103

                                  Copies to:

     MICHAEL P. MALLOY, ESQ.            CYNTHIA G. COBDEN, ESQ.
     Drinker Biddle & Reath LLP         Simpson Thacher & Bartlett
     One Logan Square                   425 Lexington Avenue
     18/th/ and Cherry Streets          New York, NY 10017-3954
     Philadelphia, PA 19103-6996


     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

     It is proposed that this filing will become effective on February 12, 2000 pursuant to Rule 488 under the Securities Act of 1933.

     Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 33-26305/811-5742) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended September 30, 1999 was filed on December 8, 1999. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.

                               BLACKROCK FUNDS(SM)
                                   FORM N-14
                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 481(a)

Item No.                                       Heading
-------                                        -------

Part A
------

1.  Beginning of Registration Statement
    and Outside Front Cover Page
    of Prospectus............................  Cover Page

2.  Beginning and Outside
    Back Cover Page of Prospectus............  Table of Contents

3.  Synopsis and Risk Factors................  Summary; Risk Factors


4.  Information About the Transaction........  Summary; Information Relating
                                               to the Proposed Reorganization;

5.  Information About the Registrant.........  Summary;Information Relating
                                               to the Proposed Reorganization;
                                               Comparison of Investment Policies
                                               and Risk Factors; Additional
                                               Information About BlackRock

6.  Information About the Company
    Being Acquired...........................  Summary; Information Relating
                                               to the Proposed Reorganization;
                                               Comparison of Investment
                                               Policies and Risk Factors;
                                               Additional Information About ISIS

7.  Voting Information.......................  Summary; Information Relating to
                                               Voting Matters

8.  Interest of Certain Persons
    and Experts..............................  Information Relating to Voting
                                               Matters
9.  Additional Information Required
    for Reoffering by Persons Deemed
    to be Underwriters.......................  Inapplicable


Part B
------

10. Cover Page...............................  Statement of Additional
                                               Information Cover Page

11. Table of Contents........................  Table of Contents

12. Additional Information
     About the Registrant....................  Statement of Additional
                                               Information of the Series B
                                               Investor Shares of the High
                                               Yield Bond Portfolio of
                                               BlackRock Funds dated
                                               January 28, 1999*

13. Additional Information
     About the Company Being
     Acquired................................  Inapplicable

14. Financial Statements.....................  Financial Statements; Pro Forma
                                               Financial Statements

Part C
------

Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.



*  Incorporated herein by reference thereto.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                               One Aldwyn Center
                         Villanova, Pennsylvania 19085

                               February __, 2000


Dear Shareholder:

     A special meeting of the shareholders of Independence Square Income Securities, Inc. (the "Fund") has been called for March __, 2000 at _____ a.m./p.m., Eastern time. Formal notice of the meeting appears on the next page, followed by materials regarding the meeting.

     Shareholders will be asked at the special meeting to consider and vote upon the proposed reorganization of the Fund into the High Yield Bond Portfolio of BlackRock Funds(SM) and related matters. Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed reorganization and a comparison of the funds.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

     A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, February __, 2000. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Special Shareholders Meeting to be held on March __, 2000.

                                    Sincerely,


                                    Robert R. Fortune
                                    Chairman of the Board and
                                    President

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                       c/o Bellevue Park Corporate Center
                              400 Bellevue Parkway
                             Wilmington, DE 19809

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on March __, 2000


To the Shareholders of
Independence Square Income Securities, Inc.:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders ("Shareholders") of Independence Square Income Securities, Inc. ("ISIS") will be held at the offices of BlackRock Institutional Management Corporation, Bellevue Park Corporate Center, 400 Bellevue Parkway, Fourth Floor Conference Room, Wilmington, Delaware 19809, on March __, 2000 at __:__ a.m./p.m. (Eastern time) for the following purposes:

     ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between ISIS and BlackRock Funds(SM) ("BlackRock") and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of ISIS to BlackRock's High Yield Bond Portfolio (the "High Yield Bond Portfolio") in exchange for Series B Investor Shares of the High Yield Bond Portfolio; (b) the distribution of such Series B Investor Shares to the Shareholders of ISIS in connection with its liquidation;
               (c) the amendment to ISIS' by-laws and fundamental investment limitation to provide that ISIS may purchase securities of another investment company in connection with a merger, consolidation, reorganization, sale or purchase of assets approved by stockholders, or as otherwise permitted by the Investment Company Act of 1940, as amended; and (d) the dissolution under state law and the de-registration under the Investment Company Act of 1940, as amended, of ISIS.

     ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

          YOUR DIRECTORS RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

     The proposed reorganization and related matters are described in the attached Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Agreement.

     Shareholders of record as of the close of business on February __, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY ISIS' BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO ISIS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.


                                              Gary M. Gardner
                                              Secretary


February __, 2000

                      COMBINED PROSPECTUS/PROXY STATEMENT

                            Dated February __, 2000

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                      c/o Bellevue Park Corporate Center
                             400 Bellevue Parkway
                             Wilmington, DE  19809
                                (610) 964-8882

                               BLACKROCK FUNDS(SM)
                        Bellevue Park Corporate Center
                             400 Bellevue Parkway
                             Wilmington, DE 19809
                                (800) 441-7762

     This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Independence Square Income Securities, Inc. ("ISIS") in connection with a Special Meeting (the "Meeting") of Shareholders ("Shareholders") to be held on March __, 2000 at __:__ a.m./p.m. (Eastern time) at the offices of BlackRock Institutional Management Corporation, Bellevue Park Corporate Center, 400 Bellevue Parkway, Fourth Floor Conference Room, Wilmington, Delaware 19809, at which Shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization dated December __, 1999 (the "Reorganization Agreement"), by and between ISIS and BlackRock Funds(SM) ("BlackRock"), and the matters contemplated therein (the "Reorganization"). A copy of the Reorganization Agreement is attached as Appendix A.

     ISIS is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). BlackRock is registered as an open-end management investment company under the 1940 Act. BlackRock Institutional Management Corporation ("BIMC") currently serves as investment adviser to ISIS. BlackRock Advisors, Inc. ("BlackRock Advisors") currently serves as investment adviser for BlackRock and BlackRock Financial Management, Inc. ("BFM") currently serves as sub-adviser for BlackRock with respect to its High Yield Bond Portfolio (the "High Yield Bond Portfolio"). BIMC, BlackRock Advisors and BFM are each majority-owned, indirect subsidiaries of PNC Bank, N.A. ("PNC Bank"). In reviewing the proposed Reorganization, the Board of Directors of ISIS considered among other things: the reasons for the

Reorganization; the terms of the Reorganization; the opportunity to combine ISIS and the High Yield Bond Portfolio to create a single, larger consolidated asset base; the investment objectives and policies of each of the Funds; BlackRock's service providers; the recommendations of BIMC and BlackRock Advisors with respect to the Reorganization; the effect of the Reorganization on ISIS; the fact that the Reorganization would constitute a tax-free reorganization; and the fact that the interests of Shareholders would not be diluted as a result of the Reorganization.

     The Reorganization Agreement provides that ISIS will transfer all of its assets and liabilities to the High Yield Bond Portfolio. In exchange for the transfer of these assets and liabilities, BlackRock will issue Series B Investor Shares of the High Yield Bond Portfolio to ISIS. The transaction is expected to occur on March ___, 2000, or as soon thereafter as is practicable.

     ISIS offers one class of shares. The High Yield Bond Portfolio offers six classes of shares. One class of shares offered by the High Yield Bond Portfolio, Series B Investor Shares, is the class of shares which Shareholders of ISIS will receive in the Reorganization, as further described in "Information Relating to the Proposed Reorganization -- Description of the Reorganization Agreement."

     ISIS will make a liquidating distribution of Series B Investor Shares to the Shareholders of ISIS, so that a holder of shares in ISIS will receive Series B Investor Shares of the High Yield Bond Portfolio with the same aggregate net asset value as the ISIS shares held by the Shareholder immediately before the transaction. Following the Reorganization, Shareholders of ISIS will be shareholders of the High Yield Bond Portfolio, and ISIS will be dissolved under state law and de-registered under the 1940 Act.

     The High Yield Bond Portfolio is currently conducting investment operations as described in this Combined Prospectus/Proxy Statement.

     This Combined Prospectus/Proxy Statement sets forth the information that a Shareholder of ISIS should know before voting on the Reorganization Agreement (and related transactions), and should be retained for future reference. The Prospectus relating to Series B Investor Shares of the High Yield Bond Portfolio, which describes the High Yield Bond Portfolio, accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference. Additional information is set forth in the Statements of Additional Information relating to the Series B Investor Shares of the High Yield Bond Portfolio and this Combined Prospectus/Proxy Statement, which are dated January 28, 1999 and February __, 2000, respectively, each of which is incorporated herein by reference. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge upon oral or written request by writing or calling either ISIS or BlackRock at the respective addresses or telephone numbers indicated above.

     This Combined Prospectus/Proxy Statement constitutes the Proxy Statement of ISIS for the meeting of its Shareholders, and BlackRock's Prospectus for Series B Investor Shares of the High Yield Bond Portfolio that have been registered with the SEC and are to be issued in connection with the Reorganization.

     This Combined Prospectus/Proxy Statement is expected to first be sent to Shareholders on or about February __, 2000.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ISIS OR BLACKROCK.

SHARES OF THE HIGH YIELD BOND PORTFOLIO ARE SUBJECT TO INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL, ARE NOT BANK DEPOSITS AND ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, PNC BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER GOVERNMENTAL AGENCY OR BANK.

                                 TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
SUMMARY..........................................................................................
     Proposed Reorganization.....................................................................
     Reasons for the Reorganization..............................................................
     Federal Income Tax Consequences.............................................................
     Overview of ISIS and the High Yield Bond Portfolio..........................................
     Certain Arrangements with Service Providers - ISIS..........................................
     Certain Arrangements with Service Providers - The High Yield Bond Portfolio.................
     Comparative Fee and Expense Tables..........................................................
     Expense Ratio - ISIS........................................................................
     Expense Ratio - Series B Investor Shares of the High Yield Bond Portfolio...................
     Organization................................................................................
     Purchase, Redemption and Exchange Procedures................................................
     Dividends, Distributions and Pricing........................................................
     Voting Information..........................................................................
RISK FACTORS.....................................................................................
INFORMATION RELATING TO THE PROPOSED REORGANIZATION..............................................
     Description of the Reorganization Agreement.................................................
     Board Considerations........................................................................
     Federal Income Tax Consequences.............................................................
     Capitalization..............................................................................
COMPARISON OF INVESTMENT POLICIES AND RISK FACTORS...............................................
     General.....................................................................................
     Investment Limitations......................................................................
     Other Information...........................................................................
INFORMATION RELATING TO VOTING MATTERS...........................................................
     General Information.........................................................................
     Shareholder and Board Approvals.............................................................
     Appraisal Rights............................................................................
     Quorum......................................................................................
     Annual Meetings.............................................................................
ADDITIONAL INFORMATION ABOUT BLACKROCK...........................................................
ADDITIONAL INFORMATION ABOUT ISIS................................................................
FINANCIAL STATEMENTS AND EXPERTS.................................................................
OTHER BUSINESS...................................................................................
LITIGATION.......................................................................................
SHAREHOLDER INQUIRIES............................................................................
Appendix A--Agreement and Plan of Reorganization.................................................   A-1
Appendix B--Management's Discussion of Fund Performance..........................................   B-1
Appendix C--Share Price Data for ISIS............................................................   C-1
Appendix D---Sections 3-202 through 3-213 of the Maryland General Corporation Law................   D-1

                                    SUMMARY


     The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information of the Series B Investor Shares of the High Yield Bond Portfolio, and the Reorganization Agreement attached to this Combined Prospectus/Proxy Statement as Appendix A. ISIS' Semi-Annual Report to Shareholders and its Annual Report to Shareholders may be obtained free of charge by calling 1-800-852-4750 or writing c/o Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809. The High Yield Bond Portfolio's Annual Report to Shareholders may be obtained free of charge by calling 1-800-441-7762 or writing Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809.

     Proposed Reorganization. Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Directors of ISIS and the Board of Trustees of BlackRock, including a majority of their members who are not "interested persons" within the meaning of the 1940 Act, have determined that the proposed Reorganization is in the best interests of their Fund's respective shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

     Reasons for the Reorganization. When ISIS was organized in 1971, a closed-end structure was chosen as most appropriate for ISIS' method of operation because it was believed that such a structure, among other things, would permit management of its portfolio consistent with its investment objective and policies without the pressures and constraints to which open-end investment companies are subject as a result of cash inflows and redemptions. However, as a result of the relatively modest size of ISIS' assets (approximately $31.3 million as of September 30, 1999), changes in the securities markets, and changes to the way mutual funds account for certain securities, it has become increasingly difficult for ISIS to maintain its competitive level of dividends to Shareholders. BIMC and BlackRock Advisors have recommended that ISIS be reorganized into the High Yield Bond Portfolio as described in this Combined Prospectus/Proxy Statement. In light of this recommendation, after consideration of the reasons therefor and the proposed operations of the High

Yield Bond Portfolio after the Reorganization, and in consideration of the fact that the Reorganization will be tax-free and will not dilute the interests of Shareholders, the Board of Directors of ISIS has authorized the Reorganization Agreement and recommended approval of the Reorganization by Shareholders.

     Federal Income Tax Consequences. Drinker Biddle & Reath LLP, counsel to ISIS and to its Board of Directors, will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to ISIS, the High Yield Bond Portfolio or their respective shareholders. See "Information Relating to the Proposed Reorganization - Federal Income Tax Consequences."

     Overview of ISIS and the High Yield Bond Portfolio. The investment objective of ISIS is to seek as high a level of current income as is consistent with prudent investment. The High Yield Bond Portfolio's investment objective is to seek to provide current income by investing primarily in non-investment grade bonds. Each pursues its investment objective by investing primarily in debt securities. However, there are differences in each Fund's investment policies. For example, ISIS must invest at least 60% of its assets in: (1) marketable straight debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Ratings Group, Division of McGraw Hill (AAA, AA, A or BBB) or Fitch IBCA, Inc. (AAA, AA, A or BBB); (2) securities of, or guaranteed by, the United States government, its agencies or instrumentalities; (3) securities (payable in U.S. dollars) of, or guaranteed by, the government of Canada or of a Province of Canada under circumstances that would not subject the Fund to payment of U.S. Interest Equalization Tax; (4) commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described in (1) above; and (5) cash or cash equivalents. ISIS may invest up to 40% of its assets in non-investment grade debt securities (i.e., rated lower than Baa by Moody's Investor Services, Inc. or rated lower than BBB by Standard & Poor's Ratings Group and Fitch-IBCA, Inc.). At least 25% of ISIS' assets must be invested in the securities of utility companies.

     As stated in its objective, the High Yield Bond Portfolio invests primarily in non-investment grade bonds. The High Yield Bond Portfolio normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in non-investment grade bonds. Non-investment grade bonds are commonly referred to as "junk bonds." The High Yield Bond Portfolio is not permitted to invest 25% or more of its assets in the utility industry or any one industry. See "Comparison of Investment Policies and Risk Factors" below and the High Yield Bond Portfolio's Prospectus, which is incorporated by reference herein, for a more detailed description of the investment objectives and policies of ISIS and the High Yield Bond Portfolio.

     Certain Arrangements with Service Providers -- ISIS. BIMC serves as the investment adviser for ISIS. BIMC is an indirect, majority-owned subsidiary of PNC Bank. Until June 18, 1998, PNC Bank served as sub-adviser to ISIS. On June 18, 1998, BIMC assumed PNC Bank's obligations as described below.

     For investment advisory services rendered to ISIS, BIMC is entitled to receive a quarterly fee of .05% (annually .20%) of ISIS' average net assets and
 .50% (annually 2.00%) of ISIS' gross income for such quarter. For the fiscal year ended December 31, 1998, BIMC received investment advisory fees of $119,712, which represents .36% of ISIS' average net assets during this period.

     Pursuant to the terms of ISIS' investment advisory agreement, and subject to the general supervision of the Board of Directors, BIMC is responsible for, makes decisions with respect to, and places orders for, all purchases and sales of ISIS' portfolio securities, and maintaining records relating to such purchases and sales. Pursuant to the investment advisory agreement, BIMC also serves as administrative agent for ISIS. BIMC maintains ISIS' financial accounts and records, prepares various returns and reports, and performs all other functions necessary to maintain its corporate existence and its relations with Shareholders, all at the request and subject to the supervision of ISIS' Board of Directors. These services are performed without additional cost to ISIS.

     Until June 18, 1998, PNC Bank, as sub-adviser to ISIS, provided investment research and credit analysis concerning prospective and existing fund investments, made recommendations with respect to ISIS' continuous investment program, recommended to BIMC the portion of ISIS' assets to be invested or held uninvested in cash or cash equivalents, supplied BIMC computer facilities and operating personnel, and provided certain statistical services. BIMC has assumed PNC Bank's responsibilities under the sub-advisory agreement; BIMC's obligation to pay a fee to PNC Bank has been terminated; and the obligation of PNC Bank to provide facilities, personnel, services and to pay related expenses under the sub-advisory agreement were transferred to BIMC.

     Wilmington Trust Company ("WTC") serves as ISIS' custodian and automatic dividend investment plan agent. PFPC Inc. ("PFPC") serves as ISIS' transfer agent, registrar and dividend disbursing agent. Prior to December 31, 1998, PNC Bank served as ISIS' transfer agent, registrar and dividend disbursing agent. On December 31, 1998, PNC Bank assigned its rights and delegated its duties as transfer agent, registrar and dividend disbursing agent to PFPC. PFPC is an indirect, wholly-owned subsidiary of PNC Bank. For its services as transfer agent, PFPC is entitled to a fee payable at the rate of $0.4166 per month for each Shareholder account existing during such month, plus out-of-pocket expenses.

     Certain Arrangements with Service Providers -- the High Yield Bond Portfolio. BlackRock Advisors serves as the investment adviser and BFM serves as the sub-adviser for the High Yield Bond Portfolio. BlackRock Advisors and BFM are each indirect, majority-owned subsidiaries of PNC Bank.

     For its investment advisory services, BlackRock Advisors is entitled to fees computed daily and payable monthly at the maximum annual rate of .50% of the first $1 billion of average daily net assets, .45% of the next $1 billion of average daily not assets, .425% of the next $1 billion of average daily net assets, and .40% of average daily net assets over $3 billion. Out of these fees, BlackRock Advisors pays BFM a sub-advisory fee equal to .35% of the first $1 billion of average daily net assets, .30% of the next $1 billion of average daily net assets, .275% of the next $1 billion of average daily net assets, and
 .25% of average daily net assets over $3 billion. BlackRock Advisors has entered into an expense limitation agreement with BlackRock which requires BlackRock Advisors to waive or reimburse fees and expenses if operating expenses (which apply to expenses charged on Fund assets as a whole, but not expenses separately charged to the Series B Investor Shares) exceed .525% of average daily net assets. This expense limitation agreement continues until January 28, 2001. However, the High Yield Bond Portfolio may be required to repay such waived or reimbursed fees and expenses in the following two years if the repayments can be made within the expense limit noted above. For the fiscal year ended September 30, 1999, BlackRock Advisors received fees of $3,325, which represents .01% of the High Yield Bond Portfolio's average daily net assets during the period.

     Pursuant to the terms of the investment advisory agreement with BlackRock, BlackRock Advisors is responsible for the overall investment management of the High Yield Bond Portfolio. BFM is responsible for the High Yield Bond Portfolio's day-to-day management and generally makes all buy and sell decisions. BFM also provides research and credit analysis.

     BlackRock Advisors and PFPC serve as co-administrators to BlackRock. Under the Administration Agreement, PFPC has agreed to: (i) maintain office facilities for BlackRock; (ii)furnish BlackRock with statistical and research data, clerical, accounting and bookkeeping services; (iii) provide and supervise the operation of an automated data processing system to process purchase and redemption orders; (iv) provide information and distribute written communications to shareholders; (v) handle shareholder problems and calls; (vi) research issues raised by financial intermediaries relating to investments in shares of any fund offered by BlackRock; (vii) review and provide advice with respect to communications for shares of any fund offered by BlackRock; (viii) monitor the investor programs that are offered in connection with shares of funds offered by BlackRock; (ix) provide oversight and related support services that are intended to ensure the delivery of quality services to the holders of shares of funds offered by BlackRock; and (x) provide certain other services required by BlackRock. Under the Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of BlackRock's service providers; (ii) the negotiation of service contracts and arrangements between BlackRock and its service providers; (iii) acting as a liaison between the trustees of BlackRock and BlackRock's service providers; and (iv) providing ongoing business management and support services in connection with BlackRock's operations. Pursuant to the terms of the Administration Agreement, BlackRock Advisors has delegated certain of its duties to BlackRock Distributors Inc. ("BDI"), the distributor for BlackRock.

     For their services as co-administrators, BlackRock Advisors and PFPC are entitled to receive fees computed daily and payable monthly at an aggregate annual rate of (i) .085% of the first $500 million of the High Yield Bond Portfolio's average daily net assets, .075% of the next $500 million of average daily net assets and .065% of the High Yield Bond Portfolio's average daily net assets in excess of $1 billion; and (ii) .145% of the first $500 million of average daily net assets allocated to the Series B Investor Shares of the High Yield Bond Portfolio, .135% of the next $500 million of such average daily net assets and

 .125% of the average daily net assets of Series B Investor Shares of the High Yield Bond Portfolio in excess of $1 billion.

     PFPC also serves as the transfer agent and dividend disbursing agent for BlackRock. For its services in this capacity, PFPC is entitled to receive per account fees, with minimum annual fees of $24,000, plus disbursements, with respect to the Series B Investor Shares. Until further notice, transfer agency fees for Series B Investor Shares of the High Yield Bond Portfolio will not exceed the annual rate of .10% of the Series B Investor Shares' average daily net assets.

     PFPC Trust Company serves as the custodian to BlackRock. Prior to January 1, 1999, PNC Bank served as custodian to BlackRock. On January 1, 1999, PNC Bank assigned its rights and delegated its duties as custodian to PFPC Trust Company. PFPC Trust Company is an indirect, wholly-owned subsidiary of PNC Bank. For its services as custodian, PFPC Trust Company is entitled to receive fees at the rate of .015% of the first $500 million of average daily gross assets for Series B Investor Shares of the High Yield Bond Portfolio and .01% of the average daily gross assets in excess of $500 million. PFPC Trust Company is also entitled to out-of-pocket expenses and certain transaction charges.

     BDI serves as the distributor for BlackRock.

     BlackRock has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act which covers its Series B Investor Shares (the "BlackRock 12b-1 Plan"). Under the BlackRock 12b-1 Plan, Series B Investor Shares of the High Yield Bond Portfolio bear the expense of distribution and service fees payable to BDI, BlackRock Advisors or any other affiliate of PNC Bank at an annual rate of 1.15% of the average daily net assets attributable to such Series B Investor Shares. Of this amount, .75% represents distribution fees payable under the BlackRock 12b-1 Plan to BDI for distribution and Sales Support Services and affiliates of PNC Bank for sales support services provided in connection with the sale of Series B Investor Shares. This distribution fee may also be used by BDI and affiliates of PNC Bank to pay brokers, dealers, financial institutions and industry professionals (collectively, "Service Organizations") for sales support services and other related expenses. The remaining .40% represents shareholder service and shareholder processing fees. The service fee is .25% of average daily net assets and is paid to Service Organizations for the provision of general shareholder liaison services. The shareholder processing fee is .15% of average daily net assets and is paid to Service Organizations for providing additional services to their clients who own Series B Investor Shares. Such additional services are intended to supplement the services provided to shareholders by the co-administrators or transfer agent. BlackRock Advisors determines the amount of shareholder service and shareholder processing fees paid to Service Organizations. BlackRock Advisors or any other affiliate of PNC Bank may serve as a Service Organization and receive fees under the BlackRock 12b-1 Plan.

     The BlackRock 12b-1 Plan is a "compensation" plan as opposed to a "reimbursement" plan. Accordingly, payments under the BlackRock 12b-1 Plan are based on a stated fee rather than on the specific amounts expended by BDI, BlackRock Advisors and BlackRock Advisors' affiliates for distribution and shareholder services. BDI, BlackRock Advisors and BlackRock Advisors' affiliates may be able to recover such amounts or may earn a profit from payments made by Series B Investor Shares of the High Yield Bond Portfolio under the BlackRock 12b-1 Plan.

     Comparative Fee and Expense Tables. The table below shows (i) information regarding the fees and expenses paid by ISIS during its most recent fiscal year,
(ii) information regarding the fees and expenses paid by the High Yield Bond Portfolio's Series B Investor Shares during its most recent fiscal year, and
(iii) estimated fees and expenses on a pro forma basis giving effect to the proposed Reorganization. The table indicates that total operating expenses for current ISIS Shareholders are going to significantly increase as a result of the Reorganization.




                                                 ------------------------------------------------------------------
                                                                       The High Yield
                                                                      Bond Portfolio --
                                                                           Series B                 Pro Forma
                                                        ISIS           Investor Shares               Combined
                                                        ----          ------------------            ---------
SHAREHOLDER TRANSACTION EXPENSES
(fees paid directly from your                           None                 None                      None
investment)
  Maximum Sales Load Imposed on
    Purchases (as a percentage
    of offering price)
  Maximum Sales Load Imposed on                         None                 None                      None
    Reinvested Dividends (as a
    percentage of offering
    price)
  Contingent Deferred Sales                             None                 4.50%/(1)/                3.00%/(2)/
    Charge (as a percentage of
    original purchase price or
    redemption proceeds, as
    applicable)
  Redemption Fee (as a                                  None                 None                      None
    percentage of amount
    redeemed, if applicable)
  Exchange Fee                                          None                 None                      None
                                                 ------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from
Fund assets)
  (as a percentage of average
   net assets)

Management Fees                                         0.36%/(3)/           0.50%                     0.50%

Distribution and Service
  (12b-1) Fees                                          0.00%                1.15%                     1.15%
Interest Expenses                                       0.00%                0.39%                     0.39%
Other Expenses                                          0.40%                0.90%/(4)/                0.90%/(4)/
                                                        ----                 ----                      ----
Total Annual Fund Operating
   Expenses                                             0.76%                2.94%                     2.94%

Fee Waivers and Expense
   Reimbursement                                        0.00%                0.63%/(5)/                0.63%/(5)/
Net Expenses                                            0.76%                2.31%/(5)/                2.31%/(5)/
                                                        ====                 ====                      ====
                                                 -----------------------------------------------------------------

_____________________________

(1) The Contingent Deferred Sales Charge ("CDSC") is 4.50% if shares are redeemed in less than one year. The CDSC for Series B Investor Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Series B Investor Shares.

(2) Shareholders of ISIS will be given credit for a three year holding period for purposes of calculating the CDSC. See "Purchase, Redemption and Exchange Procedures."

(3) ISIS pays BIMC a quarterly fee of .05% (annually .20%) of its average net assets and .50% (annually 2.00%) of the Fund's gross income for such quarter.

(4) "Other Expenses" are based on estimated amounts for the current fiscal year.

(5) BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit Fund expenses to 1.92% (excluding interest expense) of average daily net assets until January 28, 2001. The High Yield Bond Portfolio may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years.

Example: This Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although actual costs may be higher or lower, based upon these assumptions your costs would be:


                                       1 Year  3 Years  5 Years  10 Years
                                       ------  -------  -------  --------

ISIS                                    $ 78   $  243  $  422      $  942

The High Yield Bond Portfolio --
 Series B Investor Shares
      Redemption of shares at the end
         of the period/(1)/             $684   $1,300  $1,792      $2,991/(3)/
      No redemption of shares at the
         end of the period              $234   $  850  $1,492      $2,991/(3)/

Pro Forma Combined
      Redemption of shares at the end
         of the period/(2)/             $534   $  950  $1,422/(4)/ $2,795/(4)/
      No redemption of shares at the
         end of the period              $234   $  850  $1,422/(4)/ $2,795/(4)/

_____________________________

(1) Reflects the deduction of the CDSC of 4.50% after the first year, 3.00% after the third year and 1.00% after the fifth year.

(2) Reflects the deduction of the CDSC of 3.00% after the first year and 1.00% after the third year.

(3) Based on the conversion of the Series B Investor Shares to Series A Investor Shares after seven years.

(4) Based on the conversion of the Series B Investor Shares to Series A Investor Shares on the fourth anniversary of the Reorganization.

     Expense Ratio -- ISIS. The ratio of operating expenses to average net assets of ISIS for the fiscal year ended December 31, 1998 was 0.76%.

     Expense Ratio -- Series B Investor Shares of The High Yield Bond Portfolio. The ratio of operating expenses to average net assets of Series B Investor Shares of the High Yield Bond Portfolio for the fiscal period ended
September 30, 1999 was 1.92% (excluding interest expense), after waivers by BlackRock Advisors.

     Organization. ISIS is organized as a Maryland corporation and BlackRock is organized as a Massachusetts business trust.

     Purchase, Redemption and Exchange Procedures. ISIS' shares currently trade on The NASDAQ Small Cap Market/(SM)/ ("NASDAQ") and may only be purchased or sold through a broker or dealer at the current market price plus a brokerage commission. ISIS' shares have frequently traded at a discount from its net asset value. After the Reorganization, ISIS will no longer trade on the NASDAQ. If the Reorganization is approved by the Shareholders, any premium or discount existing on the date of such approval might be reduced prior to the date of the Reorganization to the extent purchasers of ISIS' shares in the open market are willing to pay less of a premium or accept less of a discount in anticipation of the Reorganization. There is no exchange privilege for shares of ISIS. Additional information concerning the trading of ISIS' shares on the NASDAQ is contained in Appendix C.

     Series B Investor Shares of the High Yield Bond Portfolio are offered to the public on a continuous basis at net asset value per share. There is no sales charge when you purchase Series B Investor Shares. Shareholders do pay a contingent deferred sales charge ("CDSC") when they redeem shares. The CDSC declines over six years from a high of 4.50% of the net assets redeemed. The CDSC is not charged under certain circumstances, including share exchanges and redemptions made in connection with certain retirement plans and in connection with certain shareholder services offered by BlackRock. After seven years, the Series B Investor Shares automatically convert to Series A Investor Shares, which have lower fees and no CDSC, as described more fully below.

     Series B Investor Shares may be redeemed through a shareholder's registered investment professional, who may charge for this service, or by sending a written redemption request to BlackRock Funds, c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-

8907. BlackRock will redeem shares at the next net asset value calculated after the redemption request is received by PFPC minus any applicable CDSC.

     In connection with the Reorganization, Shareholders of ISIS will receive three years of holding period credit for purposes of calculating the CDSC and conversion to Series A Investor Shares with respect to the Series B Investor Shares received in the Reorganization. Accordingly, shareholders redeeming within one year of the Reorganization would be subjected to a 3.00% CDSC. After one year, the CDSC would decrease to 2.00%, and after two years the CDSC would decrease to 1.00%. There would be no CDSC after three years, and the Series B Investor Shares would automatically convert to Series A Investor Shares on the fourth anniversary of the Reorganization without any CDSC being charged. The conversion will take place at net asset value and, as a result, a shareholder will receive dollar-for-dollar the same value of Series A Investor Shares as the shareholder had of Series B Investor Shares.

     Because of this conversion feature, certain disclosures are necessary about Series A Investor Shares. Series A Investor Shares and Series B Investor Shares are both invested in the same portfolio of securities. These two classes differ in the fees and expenses charged to shareholders. Series A Investor Shares have no CDSC, but are subject to a front-end sales charge of 5.00%, which is subject to reduction for certain large purchases. No front-end sales charge will be charged on the conversion from Series B Investor Shares to Series A Investor Shares. In addition, the distribution and service fees charged to Series A Investor Shares are lower than those charged to Series B Investor Shares. Series A Investor Shares bear distribution and service fees at an annual rate of .50% of the average daily net assets of such shares. Of this amount, .10% represents distribution fees payable under the BlackRock 12b-1 Plan. The remaining .40% represents shareholder service and shareholder processing fees identical to those paid on Series B Investor Shares.

     After the Reorganization, shareholders may exchange their shares received in the Reorganization for other Series B Investor Shares of funds offered by BlackRock.

     Dividends, Distributions and Pricing. Shareholders of ISIS and the High Yield Bond Portfolio are entitled to dividends and distributions declared from the net investment income and net realized gains, if any, earned on investments in each Fund's investment portfolio. ISIS and the High Yield Bond Portfolio each distributes its net investment income monthly and distributes its net realized capital gains, if any, at least annually.

     Dividends and distributions are paid to Shareholders of ISIS in cash unless they have elected to participate in the Automatic Dividend Investment Plan (the "DRIP"). Pursuant to the DRIP, the reinvestment of dividends and distributions in additional shares of ISIS are made at the lower of net asset value or market value (but not less than 95% of market value). Dividends and distributions of the High Yield Bond Portfolio are automatically reinvested in additional shares at net asset value unless PFPC, the Fund's transfer agent, is instructed in writing to pay such dividends and distributions in cash.

     The net asset value per share of ISIS is determined once a week, on the last business day of the week, and on the last business day of the month. The net asset value per share of the High Yield Bond Portfolio is determined each day that the New York Stock Exchange is open, at 4:00 p.m. Eastern time.

     Voting Information. This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by ISIS' Board of Directors for use at the Meeting. Only Shareholders of record at the close of business on February _____, 2000 will be entitled to vote at the Meeting or any adjournment thereof. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or if no specification is made, the persons named as proxies will vote in favor of the proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to ISIS, or by voting in person at the Meeting.

                                 RISK FACTORS

     The following discussion highlights the principal risk factors associated with an investment in ISIS and the High Yield Bond Portfolio and is qualified in its entirety by the more extensive discussion of risk factors set forth below under

"Comparison of Investment Policies and Risk Factors" and in the Prospectus and Statement of Additional Information of the High Yield Bond Portfolio, which are incorporated herein by reference.

     Each Fund seeks to achieve its investment objective through investments in debt securities. The investment adviser for each Fund attempts to choose debt securities that may provide above average current income, however, there is no guarantee that shares of each Fund will not lose value. The market value of securities held by the Funds is expected to vary according to, among other factors, changes in prevailing interest rates. The variation tends to be greater for portfolios with longer average weighted maturities. In general, if interest rates increase from the time a fixed income security is purchased, the market value of that security will decline. Similarly, if interest rates decrease from the time a fixed income security is purchased, the market value of that security is likely to increase. Each Fund is also subject to call risk, credit risk and event risk. Call risk is the possibility that during periods of falling interest rates, certain debt securities with high interest rates may be pre-paid (or "called") by the issuers prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments. Event risk is the possibility that securities may suffer declines in credit quality and market value due to issuer restructuring or other factors.

     Each Fund's ability to invest in debt securities rated below investment grade (i.e., rated lower than Baa by Moody's Investor Services, Inc. or rated lower than BBB by Standard & Poor's Ratings Group and Fitch-IBCA, Inc.) also involves risk. Lower-rated securities will usually offer higher yields than investment grade securities. However, there is more risk associated with these investments because of reduced creditworthiness and increased risk of default. In addition, the market values of certain lower-rated debt securities tend to reflect specific developments with respect to the issuer to a greater extent then do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than higher rated securities. Issuers of lower-rated debt securities often are highly leveraged and may not have available to them more traditional methods of financing.

     Securities rated below BBB or Baa by a rating agency are characterized by the rating agencies as predominantly speculative; the future of the issuers cannot be considered as well assured, and often the protection of interest and principal payments may be very moderate and may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Factors adversely affecting the market price and yield of lower-rated securities, will adversely affect a Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that for higher rated securities; adverse conditions could make it difficult at times for a Fund to sell certain securities or could result in lower prices than those used in calculating its net asset value.

     Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by BIMC, BlackRock Advisors and the Funds' other service providers, and by persons with whom they have transactions, do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." BIMC and BlackRock Advisors are taking steps to solve the Year 2000 Problem with respect to the computer systems that they use before January 1, 2000 and are working with the Funds' other major service providers to determine their systems' ability to handle Year 2000 problems. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on a Fund as a result of the Year 2000 Problem. Year 2000 problems may also hurt issuers whose securities the Funds hold or security markets in general

     There is no assurance that either Fund will achieve its investment objective.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

     Description of the Reorganization Agreement. The Reorganization Agreement provides that at the Effective Time of the Reorganization (as defined in Article VIII of the Reorganization Agreement), the assets and liabilities of ISIS will be transferred to and assumed by the High Yield Bond Portfolio. In exchange for the transfer of the assets of, and the assumption of the liabilities of ISIS, BlackRock will issue at the Effective Time of the Reorganization full and fractional Series B Investor Shares of the High Yield Bond Portfolio equal in aggregate dollar value to the aggregate net assest value of full and fractional outstanding shares of ISIS as determined at the valuation time specified in the Reorganization Agreement. The Reorganization Agreement provides that ISIS will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to the Shareholders of ISIS all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

     Following the transfer of assets to, and the assumption of the liabilities of ISIS by, the High Yield Bond Portfolio, ISIS will distribute the Series B Investor Shares of the High Yield Bond Portfolio received from BlackRock to the Shareholders of ISIS in liquidation of ISIS. Each Shareholder of ISIS at the Effective Time of the Reorganization will receive an amount of Series B Investor Shares with a total net asset value equal to the net asset value of their shares of common stock of ISIS, plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of ISIS. Following the Reorganization, the registration of ISIS as an investment company under the 1940 Act will be terminated, and ISIS will be dissolved under state law.

     Approval of the Reorganization Agreement shall constitute the approval of a change in ISIS' by-laws and its fundamental limitations which may be deemed to prevent ISIS from taking the actions necessary to effectuate the Reorganization. The change is:

          Current                                     Proposed
          -------                                     --------

The Fund may not purchase                   This limitation/by-law would be
securities of other investment              restated as follows:
companies except by purchase of

          Current                                      Proposed
          -------                                      --------
securities of closed-end                    The Fund may not acquire any
companies in the open market                other investment company or
involving only customary                    investment company security
broker's commissions or                     except in connection with a
acquisition of such securities              merger, consolidation,
as part of a merger,                        reorganization, sale or acquisition
consolidation, reorganization               of assets or where otherwise
or purchase of assets approved              permitted by the Investment
by the Fund's shareholders, if              Company Act of 1940.
required by law.

     After the Reorganization all of the issued and outstanding shares of ISIS shall be cancelled on the books of ISIS and the stock transfer books of ISIS will be permanently closed.

     The Reorganization is subject to a number of conditions, including without limitation approval of the Reorganization Agreement and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Shareholders of ISIS; the receipt of certain legal opinions described in the Reorganization Agreement (which include an opinion of Ropes & Gray that the shares of the High Yield Bond Portfolio issued to Shareholders of ISIS in accordance with the terms of the Reorganization Agreement will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Effective Time of the Reorganization will be on March _______, 2000 or such other date as is agreed to by the parties, provided, however, that unless an officer of BlackRock and ISIS determine otherwise, the Effective Time of the Reorganization shall not occur until the period has run for any objecting Shareholder of ISIS to make a written demand for payment for his or her stock pursuant to the Maryland General Corporation Law, as described more fully below under "Information Relating to Voting Matters - Appraisal Rights."

     The expenses of ISIS and BlackRock in connection with the Reorganization will be borne by BIMC.

     The Reorganization Agreement and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by the mutual consent of the parties to the Reorganization Agreement. The Reorganization Agreement provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Reorganization Agreement by the Shareholders of ISIS (a) the parties thereto may, by written agreement authorized by their respective Boards or executive officers, and with or without the approval of their respective shareholders, amend any of the provisions of the Reorganization Agreement and (b) any party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by an officer of the waiving party with or without the approval of such party's shareholders).

     Board Considerations. In its consideration and approval of the Reorganization at meetings held on March 12, 1999, May 20, 1999, June 23, 1999, September 9, 1999 and October 12, 1999, the Board of Directors of ISIS considered and discussed the future of ISIS and how to best serve the Shareholders' interests. The directors discussed the size of ISIS' investment portfolio (approximately $31.3 million as of September 30, 1999) and the increasing difficulty in maintaining a high current rate of dividend income. The Board discussed ISIS' concentration in utility securities and changes affecting the utilities industry. They discussed proposed changes to general accounting rules which would change the way ISIS amortizes and/or accretes the premiums and discounts on portfolio securities, and the impact of such changes on the Fund's dividend income. The Board of Directors employed an independent consultant to review ISIS' present operations. The directors and the independent consultant reviewed proposals to: modify the Fund's investment policies to change it into a non-investment grade portfolio; liquidate the assets; increase assets through a private placement or a rights offering; change investment advisers; convert ISIS to an open-end fund; merge ISIS with other closed-end investment companies; and merge ISIS into a fund of BlackRock. After discussions, it was decided to pursue the Reorganization with the High Yield Bond Portfolio.

     In considering the High Yield Bond Portfolio as opposed to an investment grade investment portfolio offered by BlackRock, the Board of Directors reviewed the history of ISIS, noting that the Fund has traditionally been an income-producing investment for its Shareholders, and that the High Yield Bond Portfolio was probably a more likely investment vehicle to sustain the competitive dividend level. The directors did consider, however, that investments in high yield securities involve greater risks than investments in investment grade securities. The directors noted that Shareholders wishing an investment grade bond fund would be able to exchange into such a fund of BlackRock without being charged a CDSC. Such an exchange would be, however, a taxable event. With regard to the CDSC, it was noted that ISIS has frequently traded on the NASDAQ at a discount to its net asset value. The Board also considered that as shareholders of the High Yield Bond Portfolio, ISIS' Shareholders could redeem their Series B Investor Shares at net asset value and pay a 3.00% CDCS (or less in later years) upon redemption. Currently, ISIS' Shareholders have to sell shares at current market value, which has frequently been less than net asset value, and pay brokerage commissions. The directors also considered the fee structure of the Series B Investor Shares of the High Yield Bond Portfolio, noting that total operating expenses were higher than those of ISIS. They also considered the fact that BlackRock Advisors and its affiliates may benefit from these increased fees.

     In its consideration and approval of the Reorganization, the Board of Directors of ISIS considered, among other things: the terms of the Reorganization Agreement; a comparison of each Fund's historical and projected expense ratios; the comparative investment performance of the Funds; the effect of such Reorganization on ISIS and its Shareholders; the fact that the day-to-day portfolio management would be unchanged by the Reorganization; the investment advisory services supplied by BlackRock Advisors; the management and other fees payable by the High Yield Bond Portfolio; the similarities and differences of the investment objective and policies of the Funds; the opportunity to combine ISIS and the High Yield Bond Portfolio into a single, larger asset base; the recommendations of BIMC and BlackRock Advisors with respect to the proposed Reorganization; the fact that the Reorganization would constitute a tax-free reorganization; the determination that the proposed Reorganization is in the best interests of the shareholders and the fact that the interests of Shareholders would not be diluted as a result of the Reorganization.

     After considering the foregoing factors, together with such other information as they believed to be relevant, the Board of Directors of ISIS approved the Reorganization Agreement and directed that it be submitted to Shareholders for approval.

     THE BOARD OF DIRECTORS OF ISIS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT.

     The Board of Directors of ISIS has not determined what action ISIS will take in the event Shareholders fail to approve the Reorganization Agreement or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action, including the sale of assets to, or merger with, another investment company, the possible liquidation of ISIS, or continuing the operations of ISIS in its present form.

     Similarly, at meetings held on August 11, 1999 and October 4, 1999, the Board of Trustees of BlackRock considered the proposed Reorganization. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the Board of Trustees determined that (i) the proposed Reorganization is in the best interests of the shareholders of the High Yield Bond Portfolio and (ii) the interests of the High Yield Bond Portfolio's shareholders would not be diluted as a result of the Reorganization.

     Federal Income Tax Consequences. Consummation of the Reorganization is subject to the condition that ISIS and BlackRock receive an opinion from Drinker Biddle & Reath LLP to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of ISIS to the High Yield Bond Portfolio in exchange for Series B Investor Shares of the High Yield Bond Portfolio and the liquidating distributions to Shareholders of Series B Investor Shares of the High Yield Bond Portfolio so received, as described in the Reorganization Agreement, will constitute a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, ISIS and the High Yield Bond Portfolio will each be considered "a party to a reorganization" within the meaning of 368(b) of the Code; (ii) no gain or loss will be recognized by ISIS as a result of such transaction; (iii) no gain or loss will be recognized by the High Yield Bond Portfolio as a result of such transaction; (iv) no gain or loss will be recognized by the Shareholders of ISIS on the distribution to such Shareholders of Series B Investor Shares of the High Yield Bond Portfolio in exchange for their shares of ISIS; (v) the aggregate basis of Series B Investor Shares of the High Yield Bond Portfolio received by a Shareholder of ISIS will be the same as the aggregate basis of the Shareholder's shares of ISIS immediately prior to the Reorganization; (vi) the basis of the High Yield Bond Portfolio in the assets of ISIS received pursuant to such transaction will be the same as the basis of such assets in the hands of ISIS immediately before such transaction;
(vii) a Shareholder's holding period for Series B Investor Shares of the High Yield Bond Portfolio will be determined by including the period for which the Shareholder held ISIS shares exchanged therefor, provided that the Shareholder held such shares in ISIS as a capital asset; and (viii) the High Yield Bond Portfolio's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by ISIS.

     BlackRock and ISIS have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

     Capitalization. Because ISIS will be combined with the High Yield Bond Portfolio in the Reorganization, the total capitalization of the High Yield Bond Portfolio after the Reorganization is expected to be greater than the current capitalization of ISIS. The following table sets forth as of September 30, 1999:
(i) the capitalization of ISIS; (ii) the capitalization of the High Yield Bond Portfolio; and (iii) the pro forma capitalization of the High Yield Bond Portfolio as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of the High Yield Bond Portfolio and ISIS are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of both Funds and daily share purchase and redemption activity in the High Yield Bond Portfolio.

================================================================================

                                      The High Yield Bond       Pro Forma
                                      -------------------
                         ISIS               Portfolio            Combined
                         ----               ---------            --------

--------------------------------------------------------------------------------
Total Net Assets ($)   31,274,404        83,325,011             114,599,415
--------------------------------------------------------------------------------
Shares Outstanding      1,822,752    1,274,781 (Series B    4,489,005 (Series B
                                       Investor shares)    Investor Shares)
--------------------------------------------------------------------------------
Net Asset Value Per       17.16         9.73 (Series B      9.73 (Series B
 Share ($)                             Investor Shares)    Investor Shares)
================================================================================


        COMPARISON OF INVESTMENT POLICIES AND RISK FACTORS

     The following discussion summarizes some of the similarities and differences in the investment policies and risk factors of the Funds, and is qualified in its entirety by the discussion in the Prospectus and Statement of Additional Information of the High Yield Bond Portfolio, which are incorporated herein by reference.

     The investment objective of ISIS is to seek as high a level of current income as is consistent with prudent investment. The investment objective of the High Yield Bond Portfolio is to seek current income by investing primarily in non-investment grade bonds. The investment objective of ISIS is fundamental, meaning that it may not be changed without the affirmative vote of the holders of a majority of its outstanding shares, as defined in the 1940 Act. The investment objective of the High Yield Bond Portfolio is not fundamental and may be changed by its Board of Trustees without shareholder approval, although shareholders will be given 30 days' notice of any such change.

     General. Both Funds invest in debt securities. The High Yield Bond Portfolio invests primarily in non-investment grade bonds (i.e., rated lower than Baa by Moody's Investor Services, Inc. or rated lower than BBB by Standard & Poor's Ratings Group and Fitch-IBCA, Inc.) in the ten to fifteen year maturity range. The High Yield Bond Portfolio normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in non-investment grade (i.e., junk) bonds. The High Yield Bond Portfolio may invest up to 10% of its total assets in bonds of foreign issuers.

     ISIS must invest at least 60% of its assets in: (1) marketable straight debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Ratings Group, Division of McGraw Hill (AAA, AA, A or BBB) or Fitch IBCA, Inc. (AAA, AA, A or BBB); (2) securities of, or guaranteed by, the United States government, its agencies or instrumentalities; (3) securities (payable in U.S. dollars) of, or guaranteed by, the government of Canada or of a Province of Canada under circumstances that would not subject the Fund to payment of U.S. Interest Equalization Tax; (4) commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described in (1) above; and (5) cash or cash equivalents. ISIS is permitted to invest up to 40% of its assets in non-investment grade securities. ISIS is required to invest at least 25% of its assets in the securities of utility companies.

     A principal difference in investment policies is that ISIS invests primarily in investment grade securities while the High Yield Bond Portfolio invests primarily in non-investment grade securities. Another principal difference is the range of securities and investment techniques available to the High Yield Bond Portfolio. The following summarizes those investment policies and compares them to ISIS' policies.

     The High Yield Bond Portfolio can invest in a wide range of securities including mezzanine investments, collateralized bond obligations ("CBOs"), bank loans, and mortgage-backed and asset-backed securities. ISIS does not have a stated policy to invest in these types of securities; however, it has no investment policy or limitation which would prohibit investments in these securities.

     The High Yield Bond Portfolio may invest in mezzanine investments. Mezzanine investments are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security. Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

     The High Yield Bond Portfolio may invest in CBOs, which are securities backed by a diversified pool of high yield securities. The pool of high yield securities underlying CBOs is typically separated into groupings, called tranches, representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

     The High Yield Bond Portfolio may invest in bank loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a foreign government and one or more financial institutions. The Fund considers such investments to be debt securities. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose a fund to the risk of investing in both the financial institution and the underlying borrower.

     The High Yield Bond Portfolio may make investments in residential and commercial mortgage-backed securities ("CMBS")and other asset-backed securities. CMBS are bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

     A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the investment adviser will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The High Yield Bond Portfolio's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

     Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-backed securities may not have the benefit of as much collateral as mortgage-backed securities.

     The High Yield Bond Portfolio may, when consistent with the Fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (i.e., to hedge) but they also may be used to maintain liquidity, commit cash pending investment or to increase returns. The High Yield Bond Portfolio may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the Fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. ISIS does not have a stated policy to invest in these types of securities; however, it has no investment policy or limitation which would prohibit investments in these securities. The High Yield Bond Portfolio's use of derivatives, interest rate and foreign currency transactions may reduce its returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time.

     The High Yield Bond Portfolio may invest up to 10% of its total assets in bonds of foreign issuers. ISIS has no explicit investment policy or limitation concerning investments in foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

     In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

     On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the High Yield Bond Portfolio.

     The High Yield Bond Portfolio may invest in securities rated as low as "C." These securities are very risky and have uncertainties regarding the issuer's ability to make interest and principal payments. As stated above, ISIS can invest up to 40% of its assets in securities rated below investment grade, including securities rated "C." ISIS has no explicit limitation on what ratings are acceptable. Accordingly, ISIS could invest in securities rated "C" or below.

     Each Fund can borrow money to buy additional securities. This practice is known as "leverage." The High Yield Bond Portfolio may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the Fund sells securities and agrees to buy them back at a particular date and price). The High Yield Bond Portfolio currently may borrow up to 33-1/3% of the value of its total assets, and may borrow an additional 5% of its total assets for temporary purposes. ISIS also may borrow money to purchase securities. ISIS currently may borrow up to 25% of the value of its total assets. ISIS also may borrow money from banks for temporary or emergency purposes. Leverage is a speculative technique which may expose a Fund to greater risk and increase its costs. Increases and decreases in the value of a Fund's portfolio will be magnified when the Fund uses leverage. A Fund will also have to pay interest on its borrowings, reducing return.

     The High Yield Bond Portfolio may lend some of its securities on a short-term basis in order to earn extra income. The High Yield Bond Portfolio will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33-1/3% of the value of the Fund's total assets. Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt. ISIS may also lend securities. These loans are limited to 20% of the value of its total assets.

     Investment Limitations. Neither ISIS nor the High Yield Bond Portfolio may change their fundamental investment limitations without the affirmative vote of a majority of the outstanding shares, as defined in the 1940 Act. The following discusses the similarities and differences in their fundamental limitations.

     Each Fund is a diversified investment portfolio and, therefore, has a fundamental policy limiting investments in securities of any one issuer to 5% of total assets and excludes securities issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities. This limitation applies to 100% of ISIS' total assets. This limitation only applies to 75% of the High Yield Bond Portfolio's total assets. Consequently, up to 25% of the High Yield Bond Portfolio's total assets may be invested without regard to this 5% limitation.

     Neither Fund will invest more than 25% of its total assets in the securities of issuers in any one industry, except that, as stated above, ISIS is required to invest at least 25% of its total assets in securities of utility companies.

     Neither Fund will make loans, except that: (a) each may purchase or hold certain debt instruments and engage in repurchase agreements; and (b) each may lend portfolio securities as described above.

     Neither Fund will issue senior securities, except that: (a) each may borrow money for temporary or emergency purposes up to 5% of total assets; and (b) each may borrow money to purchase additional securities as described above.

     Neither Fund may purchase or sell real estate, except that the Funds may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     The High Yield Bond Portfolio may not acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act. ISIS is only permitted to purchase shares of other closed-end funds in the open market involving only customary broker's commissions or acquire shares of other investment companies in connection with a merger, consolidation, reorganization or purchase of assets approved by the Fund's Shareholders, if required by law. However, as described above under "Information Relating to the Proposed Reorganization - Description of the Reorganization Agreement," approval of the Reorganization Agreement will constitute the approval of a change to this limitation which will make it substantially the same as the High Yield Bond Portfolio's limitation.

     Neither Fund will act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, may be deemed to be an underwriting.

     Neither Fund may purchase securities of companies for the purpose of exercising control.

     Neither Fund may purchase or sell commodities or commodity contracts. The High Yield Bond Portfolio may, however, invest in companies engaging in whole or in part in such activities. Additionally, the High Yield Bond Portfolio does not consider currency contracts, futures contracts and related options to be covered by this limitation.

     Neither Fund may purchase securities on margin, make short sales or maintain a short position. However, the High Yield Bond Portfolio does not consider futures contracts and related options to be covered by this limitation. In addition, the High Yield Bond Portfolio would be allowed to sell a security short-against-the-box.

     The following fundamental limitations of the High Yield Bond Portfolio have no counterpart in ISIS. The High Yield Bond Portfolio may not: write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options thereon; or invest in oil, gas or mineral exploration or development programs, but may invest in companies engaged in whole or in part in such activities.

     See "Additional Investment Limitations" in the High Yield Bond Portfolio's Statement of Additional Information which is incorporated by reference herein for the complete list of fundamental investment limitations.

     Other Information. ISIS is registered as a closed-end management investment company under the 1940 Act. BlackRock is registered as an open-end management investment company under the 1940 Act. Currently, ISIS offers one investment portfolio and BlackRock offers 36 investment portfolios.

     ISIS is organized as a Maryland corporation and is subject to the provisions of its Articles of Incorporation and By-laws. BlackRock is organized as a Massachusetts business trust and is subject to the provisions of its Declaration of Trust and Amended and Restated Code of Regulations. Shares of both ISIS and BlackRock: (i) are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held; and (ii) are entitled to participate equally in the dividends and distributions that are declared with respect to a particular investment portfolio and in the net distributable assets of such portfolio on liquidation. In addition, shares of BlackRock will vote in the aggregate and not by class except as otherwise expressly required by law or when class voting is permitted by the Board of Trustees. Shares of ISIS have a par value of $0.10 and shares of BlackRock have a par value of $.001. Shares of both ISIS and BlackRock have no preemptive rights and only such conversion and exchange rights as the respective Boards of Directors or Trustees may grant in their discretion. When issued for payment as described in its Prospectus, shares of BlackRock are fully paid and non-assessable.

     The foregoing is only a summary. Shareholders may obtain copies of the Articles of Incorporation and By-laws of ISIS and the Declaration of Trust and Amended and Restated Code of Regulations of BlackRock upon written request at the addresses shown on the cover page of this Combined Prospectus/Proxy Statement.

                    INFORMATION RELATING TO VOTING MATTERS

     General Information. This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of ISIS for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. ISIS' officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph or personal interview. In addition, although it has not done so to date, ISIS may retain the services of one or more outside organizations to aid in the solicitation of proxies. Such organizations normally charge a fee plus out-of-pocket expenses. Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to ISIS a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

     Only Shareholders of record at the close of business on February __, 2000 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted _________ shares. Each share or fraction thereof is entitled to one vote or fraction thereof.

     If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

     Shareholder and Board Approvals. Approval of the Reorganization Agreement (and the transactions contemplated thereby) requires the affirmative vote of at least a majority of the outstanding shares of ISIS.

     In tallying Shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the Meeting. On the Reorganization proposal, abstentions and broker non-votes will be considered to be a vote against the Reorganization proposal.

     The approval of the Reorganization by the shareholders of the High Yield Bond Portfolio is not being solicited because their approval or consent is not legally required.

     At February __, 2000, the directors and officers of ISIS as a group owned ____% of the outstanding shares of ISIS.

     At February __, 2000, the name, address and percentage ownership of the persons who owned beneficially more than 5% of the outstanding shares of ISIS and the percentage of Series B Investor Shares of the High Yield Bond Portfolio that would be owned by such persons upon consummation of the Reorganization based upon their holdings at February __, 2000 are as follows:

================================================================================

                                   Percentage of ISIS   Percentage of Series B
      Name and   Amount of Shares  Shares Owned on      Investor Shares of the
      Address    Owned             Record Date          High Yield Bond
      -------    -----             -----------          Portfolio Owned Upon
                                                        Consummation
                                                        ------------
--------------------------------------------------------------------------------
ISIS
================================================================================

     At February __, 2000, the trustees and officers of BlackRock as a group owned less than 1% of the outstanding shares of the High Yield Bond Portfolio.

     At February __, 2000, the name, address and share ownership of the persons who owned beneficially more than 5% of any class of the High Yield Bond Portfolio and the percentage of shares that would be owned by such person upon consummation of the Reorganization based upon their holdings at February __, 2000 were as follows:


===================================================================================================================

                                                                          Percentage
                                                                          of Fund             Percentage of
                                                      Percentage of       Shares              Class Owned
 The High Yield     Name and    Class and Amount      Class Owned on      Owned on            Upon
Bond Portfolio      Address     of Shares Owned       Record Date         Record Date         Consummation
--------------      -------     ---------------       -----------         -----------         ------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

===================================================================================================================

     Appraisal Rights. Under the Maryland General Corporation Law, certain relevant sections of which are attached to this Combined Prospectus/Proxy Statement as Appendix D, each Shareholder of ISIS will be entitled to demand and receive payment of the "fair value" of his or her shares in cash, if he or she
(i) prior to or at the Meeting, files with ISIS a written objection to the Reorganization, (ii) does not vote in favor of the Reorganization by person or by proxy and (iii) within 20 days after the Articles of Transfer with respect to the Reorganization have been accepted for record by the Maryland State Department of Assessments and Taxation (the "Maryland

SDAT") makes a written demand on BlackRock for payment of his or her shares (a "Payment Demand"), stating the number of shares for which payment is demanded. A Payment Demand should be sent to BlackRock at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, Attn: Brian P. Kindelan, Secretary. Any Shareholder of ISIS who fails to comply with the requirements described above will be bound by the terms of the Reorganization. Under the Maryland General Corporation Law, "fair value" would be determined as of the close of business on the day that the Shareholders vote on the Reorganization and would not include any appreciation or depreciation that results, directly or indirectly, from the Reorganization or from its proposal. Moreover, in that regard, a Shareholder who makes a Payment Demand for his or her shares would not be entitled to receive any of the dividends or distributions that will be payable to Shareholders of record of those shares on a record date that is after the close of business on the day the Shareholders vote on the Reorganization.

     BlackRock will promptly deliver or send by certified mail, return receipt requested, to each Shareholder of ISIS who has filed a written objection to the proposed Reorganization with BlackRock, written notice of the date of acceptance of the Articles of Transfer with respect to the Reorganization for record by the Maryland SDAT and of the Effective Time of the Reorganization. Such notice may include a written offer by BlackRock to pay the objecting Shareholder what BlackRock considers to be the fair value of their shares of common stock of ISIS. Within 50 days after the Reorganization, any Shareholder who has made a Payment Demand but has not received payment for his or her shares may petition a court of equity in Baltimore City, Maryland, for an appraisal to determine the "fair value" of such shares. If the court finds that a Shareholder is entitled to appraisal of his or her stock, the court will appoint three disinterested appraisers to determine the "fair value" of such shares on terms and conditions the court considers proper, and the appraisers will, within 60 days after appointment (or such longer period as the court may direct), file with the court and mail to each party to the proceeding their report stating their conclusion as to the "fair value" of the shares. Within 15 days after the filing of the report, any party may object to the report and request a hearing thereon. The court will, upon motion of any party, enter an order either confirming, modifying or rejecting the report and, if confirmed or modified, enter judgment directing the time within which payment must be made. If the appraisers' report is rejected, the court may determine the "fair value" of the shares of common stock of the Shareholder of ISIS requesting appraisal or may remit the proceeding to the same or other appraisers. Any judgment entered pursuant to a court proceeding will include interest from the date of the Meeting unless the court finds that the Shareholder's refusal to accept a written offer to purchase the stock which may previously have been made by BlackRock in accordance with Section 3-207 of the Maryland General Corporation Law, was arbitrary and vexatious or not in good faith. BlackRock's costs of the proceeding (not including attorneys' fees) will be determined by the court and will be assessed against BlackRock or, under certain circumstances, the Shareholder, or both.

     At any time after the filing of a petition for appraisal, the court may require a Shareholder who has filed such petition to submit his or her certificates representing shares to the clerk of the court for notation of the pendency of the appraisal proceedings. In order to receive payment, whether by agreement with BlackRock or pursuant to a judgment, such Shareholder of ISIS must surrender the stock certificates endorsed in blank and in proper form for transfer. A Shareholder who has made a Payment Demand will not have the right to receive any dividends or distributions payable to holders of record after the close of business on the date of the Meeting and shall cease to have any rights as a Shareholder of ISIS with respect to the shares except the right to receive payment of the "fair value" thereof. The rights of a Shareholder who has made a Payment Demand may be restored only upon the withdrawal, with the consent of BlackRock, of the Payment Demand, failure to file a petition for appraisal within the time required, a determination of the court that the Shareholder is not entitled to an appraisal, or the abandonment or recession of the Reorganization.

     For information relating to the exercise of appraisal rights, see Appendix D to this Combined Prospectus/Proxy Statement.

     Quorum. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Reorganization Agreement in favor of such adjournment, and will vote those proxies required to be voted AGAINST such proposal, against any adjournment. A quorum is constituted with respect to ISIS by the presence in person or by proxy of the holders of a majority of the outstanding shares of ISIS entitled to vote at the Meeting. Proxies properly executed and marked with a negative vote, broker non-votes or an abstention will be considered to be present at the Meeting for the purposes of determining the existence of a quorum for the transaction of business.

     Annual Meetings. BlackRock does not presently intend to hold annual meetings of shareholders for the election of trustees and other business unless and until such time as required by law. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders, and such meetings will be called when requested by the holders of record of 10% or more of BlackRock's outstanding shares of beneficial interest. To the extent required by law, BlackRock will assist in shareholder communications in such matters. In addition, BlackRock will hold special meetings of shareholders when required under the 1940 Act or in accordance with SEC policy.

                    ADDITIONAL INFORMATION ABOUT BLACKROCK

     Information about the High Yield Bond Portfolio and its Series B Investor Shares is included in the Prospectus dated January 28, 1999 accompanying this Combined Prospectus/Proxy Statement, which is incorporated by reference herein. Additional information about the High Yield Bond Portfolio and its Series B Investor Shares is included in the Fund's Statement of Additional Information dated January 28, 1999 which has been filed with the SEC and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-441-7762. BlackRock is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

                       ADDITIONAL INFORMATION ABOUT ISIS

     Information about ISIS is included in this Combined Prospectus/Proxy Statement and the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. Reports and other information filed by ISIS can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, the shares of common stock of ISIS are listed on The NASDAQ SmallCap MarketSM. Reports and other information concerning ISIS can be inspected by contacting NASDAQ at 1735 K Street NW, Washington, D.C. 20006.

                       FINANCIAL STATEMENTS AND EXPERTS

     The unaudited financial statements and notes thereto of ISIS for the six month period ended June 30, 1999, and the audited financial statements and notes thereto of ISIS for the fiscal year ended December 31, 1998, are incorporated by reference into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and financial highlights for ISIS for the fiscal year ended December 31, 1998 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting.

     The audited financial statements and notes thereto of the High Yield Bond Portfolio for the fiscal period ended September 30, 1999 are incorporated by reference into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and financial highlights for the High Yield Bond Portfolio for the fiscal period ended September 30, 1999 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting.

                                OTHER BUSINESS

     The Board of Directors of ISIS knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                  LITIGATION

     Neither ISIS nor BlackRock is involved in any litigation which would have any material adverse effect upon either ISIS or the High Yield Bond Portfolio.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to ISIS in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning
(610) 964-8882.

                                     * * *


     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                  APPENDIX A

                     AGREEMENT AND PLAN OF REORGANIZATION

                     AGREEMENT AND PLAN OF REORGANIZATION



                                BY AND BETWEEN



                               BLACKROCK FUNDS(SM)
                          on behalf of itself and its
                           High Yield Bond Portfolio



                                      and



                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.



                            Dated December __, 1999

                                   CONTENTS
I.      Transfer of Assets ................................................   2

II.     Liquidating Distribution and Termination of
        ISIS...............................................................   4

III.    Valuation Time.....................................................   5

IV.     Certain Representations, Warranties and Agreements of ISIS.........   5

V.      Certain Representations, Warranties and Agreements of BlackRock....  12

VI.     Stockholder Action on Behalf of ISIS...............................  16

VII.    N-14 Registration Statement and Proxy Solicitation
        Materials..........................................................  18

VIII.   Effective Time of the Reorganization...............................  18

IX.     Covenants..........................................................  19

X.      BlackRock Conditions...............................................  22

XI.     ISIS Conditions....................................................  30

XII.    Tax Documents......................................................  35

XIII.   Finder's Fees......................................................  36

XIV.    Announcements......................................................  36

XV.     Further Assurances.................................................  36

XVI.    Termination of Representations and Warranties......................  37

XVII.   Termination of Agreement...........................................  37

XVIII.  Amendment and Waiver...............................................  38

XIX.    Governing Law......................................................  39

XX.     Successors and Assigns.............................................  39

XXI.    Beneficiaries......................................................  39

XXII.   BlackRock Liability................................................  39

XXIII.  Expenses...........................................................  40

XXIV.   Entire Agreement...................................................  41

XXV.    Counterparts.......................................................  41

XXVI.   Notices............................................................  41

                     AGREEMENT AND PLAN OF REORGANIZATION


  AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made as of December ___, 1999 between BlackRock Funds(SM), a Massachusetts business trust ("BlackRock"), and Independence Square Income Securities, Inc., a Maryland corporation ("ISIS").

  WHEREAS, the parties intend that all of the assets and liabilities of ISIS be transferred to, and be acquired and assumed by, the BlackRock High Yield Bond Portfolio (the "Acquiring Fund"), an investment portfolio offered by BlackRock, in exchange for Series B Investor Shares of the Acquiring Fund (the "Series B Investor Shares") which shall thereafter be distributed by ISIS to the holders of its shares, all as described in this Agreement (the "Reorganization");

  WHEREAS, the parties intend that the transfer of assets, assumption of liabilities, and distribution of the Series B Investor Shares be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

  WHEREAS, the parties intend that after the Reorganization, the registration of ISIS as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") shall be terminated and ISIS shall be dissolved under state law as provided in this Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, and intending to be legally bound hereby, BlackRock and ISIS agree as follows:

  I. Transfer of Assets.
     ------------------

  1.01  At the Effective Time of the Reorganization (as defined in Article
VIII), all property of every description, and all interests, rights, privileges and powers of ISIS except (i) cash in an amount necessary to pay any unpaid dividends and distributions as provided in Article IV(h) and (ii) corporate records of ISIS (such assets, the "Assets") shall be transferred and conveyed by ISIS to BlackRock on behalf of the Acquiring Fund, and shall be acquired by BlackRock on behalf of the Acquiring Fund, and BlackRock, on behalf of the Acquiring Fund, shall assume all liabilities, whether accrued, absolute, contingent or otherwise, of ISIS, which liabilities shall also include without limitation the obligation of ISIS to indemnify the directors and officers of ISIS to the fullest extent permitted by ISIS' Articles of Incorporation, as in effect at of the date of this Agreement (the "Liabilities"), so that at and after the Effective Time of the Reorganization: (i) the Assets shall become and be the assets of BlackRock on behalf of the Acquiring Fund; and (ii) the Liabilities shall be assumed by BlackRock on behalf of the Acquiring Fund. Without limiting the generality of the foregoing, the Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by ISIS, and all deferred or prepaid expenses shown as assets on the books of ISIS, at the Effective Time of the Reorganization, and all good will, all other intangible property and all financial books and records belonging to ISIS. Recourse by any person for the Liabilities shall, at and after the Effective Time of the Reorganization, be limited to the Acquiring Fund.

  1.02 In exchange for the transfer of the Assets and the assumption of the Liabilities, BlackRock shall simultaneously issue at the Effective Time of the Reorganization to ISIS that number of full and fractional (to the third decimal place) Series B Investor Shares of the Acquiring Fund that then have an aggregate net asset value equal to the aggregate net asset value at such time of the outstanding shares of common stock of ISIS.

  1.03 The net asset value of the Series B Investor Shares of the Acquiring Fund shall be computed in the manner set forth in the Acquiring Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of the outstanding shares of common stock of ISIS shall be computed by the investment adviser of ISIS in accordance with the policies and procedures of ISIS that are then in effect, shall be reviewed by the independent auditors of ISIS and shall be subject to adjustment by the amount, if any, agreed to by BlackRock and

ISIS. ISIS shall deliver a copy of its valuation report to BlackRock at the Valuation Time (as defined in Article III). In the event that the value of a security in the portfolio of ISIS as determined in accordance with the policies and procedures of ISIS differs from the value of such security as determined in accordance with the valuation procedures of the Acquiring Fund, the Acquiring Fund's accounting agent shall make a final determination as to the value of such security, except that, if such valuation differs because of the amortization and/or accretion of premiums and discounts on such security, then such security shall be valued using ISIS' current methodology on premiums and discounts.

  1.04 ISIS shall file Articles of Transfer for recordation with the Department of Assessments and Taxation of the State of Maryland, and shall take, in accordance with the Maryland General Corporation Law, all other steps as shall be necessary to effect the Reorganization.

  II.   Liquidating Distribution and Termination of ISIS.  Immediately after
        ------------------------------------------------
the Effective Time of the Reorganization, ISIS shall distribute in complete liquidation pro rata to its stockholders as of the Effective Time of the Reorganization the Series B Investor Shares of the Acquiring Fund received by ISIS in the Reorganization. In addition, the stockholders of ISIS shall have the right to receive any unpaid dividends or other distributions payable to them which were declared by ISIS before the Effective Time of the Reorganization. In accordance with instructions it receives from ISIS, BlackRock shall record on its books the ownership of Series B Investor Shares of the Acquiring Fund by the record stockholders of ISIS. All of the outstanding shares of ISIS shall be cancelled on its books at the Effective Time of the Reorganization and shall thereafter represent only the right to receive the Series B Investor Shares of the Acquiring Fund, and the transfer books of ISIS shall be closed permanently. As soon as practicable after the Effective Time of the Reorganization, ISIS shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution. After the Effective Time of the Reorganization, ISIS shall not conduct any business except in connection with its liquidation, deregistration, and dissolution.

  III.    Valuation Time.  The Valuation Time for the Reorganization shall be
          --------------
4:00 p.m., Eastern time, on such date as may be agreed in writing by the duly authorized officers of BlackRock and ISIS.

  IV.     Certain Representations, Warranties and Agreements of ISIS. ISIS
          ----------------------------------------------------------
represents and warrants to, and agrees with, BlackRock as follows:

          (a) It is a Maryland corporation which was duly organized and is validly existing and in good standing under the laws of the State of Maryland. It is registered with the Securities and Exchange Commission (the "SEC") as a closed-end, management investment company under the 1940 Act and such registration is in full force and effect.

          (b) It has power to own all of its properties and assets and, subject to the approval of stockholders referred to herein, to carry out and consummate the transactions contemplated hereby, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by ISIS, and is valid and binding on ISIS, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditor's rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-laws of ISIS or any agreement or arrangement to which it is a party or by which it is bound.

          (d) ISIS has elected to qualify and has qualified as a "regulated investment company" under Subtitle A, Chapter 1, Subchapter M,
               Part I of the Code, as of and since its first taxable year; has been a regulated investment company at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company until the Effective Time of the Reorganization.

          (e) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Assets due or properly shown to be due on any return filed by ISIS with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets.

               At the Effective Time of the Reorganization, all returns and reports of ISIS respecting Taxes required by law to have been filed by such time shall have been filed.

          (f) The financial statements of ISIS for its fiscal year ended December 31, 1998, audited by PricewaterhouseCoopers LLP, copies of which have been previously furnished to BlackRock, present fairly the financial position of ISIS as of December 31, 1998 and the results of its operations and the changes in its net assets for the period then ended, in conformity with generally accepted accounting principles. In addition, the financial statements of ISIS for its fiscal year ended December 31, 1999, audited by PricewaterhouseCoopers LLP, will be furnished to BlackRock when available, and shall present fairly the financial position of ISIS as of December 31, 1999 and the results of its operations and the changes in its net assets for the period then ended, in conformity with generally accepted accounting principles.

          (g) The unaudited financial statements of ISIS for the six-month period ended June 30, 1999, copies of which have been previously furnished to BlackRock, present fairly the financial position of ISIS as of June 30, 1999 and the results of its operations for the period then ended, in conformity with generally accepted accounting principles.

          (h) Prior to the Valuation Time, ISIS shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its stockholders all of its net investment company income, if any, for the taxable year ended on December 31, 1999 and for the period from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in the taxable year ended December 31, 1999 and for the period from said date to and including the Effective Time of the Reorganization.

          (i) At both the Valuation Time and the Effective Time of the Reorganization, there shall be no known liabilities of ISIS, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its outstanding shares.

          (j) There are no legal, administrative or other proceedings pending or, to the knowledge of ISIS, threatened against ISIS which could result in liability on the part of ISIS.

          (k) Subject to the approval of stockholders referred to herein, at both the Valuation Time and the Effective Time of the Reorganization, ISIS shall have full right, power and authority to sell, assign, transfer and deliver the Assets and, upon delivery and payment for the Assets as contemplated herein, BlackRock on behalf of the Acquiring Fund shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by ISIS of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, state securities laws and the filing of Articles of Transfer under Maryland law.

          (m) Insofar as the following relate to ISIS, the registration statement filed by BlackRock on Form N-14 relating to the shares of the Acquiring Fund that will be distributed to ISIS pursuant to this Agreement, which, without limitation, shall include a proxy statement of ISIS and the prospectus of BlackRock with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any stockholder's meeting referred to herein and at the Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (n) All of the issued and outstanding shares of ISIS have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no stockholder of ISIS has any preemptive right of subscription or purchase in respect of such shares.

          (o) ISIS shall not sell or otherwise dispose of any shares of the Acquiring Fund to be received in the transaction contemplated herein, except in distribution to its stockholders as contemplated herein.

          (p) To the best of its knowledge, ISIS' service agreements with BlackRock Institutional Management Corporation, PNC Bank, N.A. and Wilmington Trust Company represent all of its material contracts (other than this Agreement and investment contracts such as options contracts, futures contracts, forward contracts, repurchase agreements and the like).

     V.   Certain Representations, Warranties and Agreements of BlackRock.
          ---------------------------------------------------------------
BlackRock, on behalf of itself and the Acquiring Fund, represents and warrants to, and agrees with, ISIS as follows:

          (a) It is a Massachusetts business trust duly established and validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts. It is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

          (b) It has power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by BlackRock, and is valid and binding on BlackRock, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditor's rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate BlackRock's

               Declaration of Trust or Amended and Restated Code of Regulations or any agreement or arrangement to which it is a party or by which it is bound.

          (d) The Acquiring Fund has elected or will elect to qualify as a "regulated investment company" under Subtitle A, Chapter 1, Subchapter M, Part I of the Code, as of and since its first taxable year; has been a regulated investment company at all times since the end of its first taxable year when it so qualified and intends to continue to qualify as a regulated investment company.

          (e) The financial statements of the Acquiring Fund for its fiscal year ended September 30, 1999, audited by PricewaterhouseCoopers LLP, copies of which have been previously furnished to ISIS, present fairly the financial position of the Acquiring Fund as of September 30, 1999 and the results of its operations and changes in its net assets for the period then ended, in conformity with generally accepted accounting principles.

          (f) At both the Valuation Time and the Effective Time of the Reorganization, there shall be no known liabilities of the Acquiring Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its Series B Investor Shares to be issued pursuant to this Agreement.

          (g) There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against BlackRock or the Acquiring Fund which could result in liability on the part of BlackRock or the Acquiring Fund.

          (h) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by BlackRock of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, state securities laws and the filing of Articles of Transfer under Maryland law.

          (i) Insofar as the following relate to BlackRock, the N-14 Registration Statement on its effective date, at the time of any stockholder's meetings referred to herein and at the Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (j) The Series B Investor Shares of the Acquiring Fund to be issued and delivered to ISIS for the account of record holders of shares of ISIS, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be registered under the 1933 Act and under applicable state securities laws, shall be duly and validly issued, fully paid and non-assessable, and shall have been offered for sale and sold in conformity with all applicable federal and state securities laws and no shareholder of BlackRock shall have any preemptive right of subscription or purchase in respect thereto.

     VI.  Stockholder Action on Behalf of ISIS.  As soon as practicable
          ------------------------------------
after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time of the Reorganization and as a condition thereto, ISIS shall hold a meeting of its stockholders for the purposes of considering and voting upon:

          (a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

                    (i) The transfer of the Assets to BlackRock on behalf of the Acquiring Fund, and the assumption by BlackRock on behalf of the Acquiring Fund of the Liabilities, in exchange for Series B Investor Shares of the Acquiring Fund.

                    (ii) The liquidation of ISIS through the distribution to its record holders of Series B Investor Shares of the Acquiring Fund as described in this Agreement.

          (b) Approval of a change to ISIS' fundamental limitations and Article VII, Section 1(j) of its By-laws to provide that ISIS may purchase the securities of another investment company in connection with a merger, consolidation, reorganization, sale or purchase of assets approved by stockholders, or as otherwise permitted by the 1940 Act.

           (c)  Such other matters as may be determined by the parties hereto.

     VII.  N-14 Registration Statement and Proxy Solicitation Materials.
           ------------------------------------------------------------
BlackRock shall file the N-14 Registration Statement under the 1933 Act, which shall include or incorporate by reference the proxy statement of ISIS and the prospectus of the Acquiring Fund, and any supplement or amendment thereto or to the documents contained or incorporated by reference, with the SEC as promptly as practicable. Each of BlackRock and ISIS has cooperated and shall continue to cooperate with the other, and has furnished and shall continue to furnish the other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the N-14 Registration Statement.

     VIII. Effective Time of the Reorganization.  Delivery of the Assets and the
           ------------------------------------
Series B Investor Shares of the Acquiring Fund to be issued pursuant to Article I and the liquidation of ISIS pursuant to Article II shall occur at the opening of business on the next business day following the Valuation Time, or on such other date, and at such place and time and date, as may be determined by an officer of BlackRock and ISIS, provided, however, that unless an officer of BlackRock and ISIS determine otherwise, the Effective Time of the Reorganization shall not occur until the period has run for any objecting stockholder of

ISIS to make a written demand for payment for his or her shares pursuant to the Maryland General Corporation Law. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization." To the extent any Assets are, for any reason, not transferred at the Effective Time of the Reorganization, ISIS shall cause the Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     IX.  Covenants.
          ---------
          (a) Each of BlackRock (on behalf of the Acquiring Fund) and ISIS covenants to operate its respective business in the ordinary course between the date hereof and the Effective Time of the Reorganization, it being understood that:

               (i) such ordinary course will include without limitation declaring and paying customary dividends and other distributions and changes in operations contemplated by each of the Acquiring Fund and ISIS' normal business activities, and

               (ii) each of the Acquiring Fund and ISIS will retain exclusive control of the
                    composition of its portfolio until the Effective Time of the Reorganization.

          (b) ISIS covenants that it will use commercially reasonable efforts to assist BlackRock in obtaining information BlackRock reasonable requests concerning the beneficial ownership of any outstanding securities of ISIS.

          (c) Each of BlackRock (on behalf of the Acquiring Fund) and ISIS will notify the other party hereto of any material adverse change in such party's business, prospects, results of operations or financial condition as soon as practicable following such change.

          (d) ISIS shall terminate its service agreements with each of BlackRock Institutional Management Corporation, PNC Bank, N.A. and Wilmington Trust Company by the Effective Time of the Reorganization.

          (e) ISIS shall file Articles of Transfer for recordation with the Department of Assessments and Taxation of the State of Maryland.

          (f) BlackRock Institutional Management Corporation ("BIMC") shall obtain fully pre-paid liability insurance providing coverage to the former and current directors and officers of ISIS for claims made against them after the Effective Time of the Reorganization for acts, errors or omissions committed or attempted, or allegedly committed or attempted, by them in their capacity as such directors or officers at any time prior to the Effective Time of the Reorganization, such coverage to be on terms no less favorable to the former and current directors and officers of ISIS than the terms of coverage in effect with respect to them immediately prior to the Effective Time of the Reorganization. BIMC, or its successors or assigns, shall maintain such insurance or cause such insurance to be maintained in full force and effect for a period of at least six (6) years after the Effective Time of the Reorganization. The former and current directors and officers of ISIS are express third party beneficiaries of this
               Article IX(f).

          (g) BIMC shall obtain fully pre-paid liability insurance providing coverage to BlackRock and its former and current trustees and officers for claims made against them after the Effective Time of the Reorganization relating to acts, errors or omissions committed or attempted, or allegedly committed or attempted, by ISIS or its former and current directors and officers in their capacity as such directors or officers at any time after the inception of ISIS, such coverage to be on terms no less favorable to BlackRock and its former and current trustees and officers than the terms of coverage in effect with respect to them immediately prior to the Effective Time of the Reorganization. The former and current trustees and officers of BlackRock are express third party beneficiaries of this Articles IX(g).

     X.   BlackRock Conditions.   The obligations of BlackRock hereunder
          --------------------
shall be subject to the following conditions precedent:

          (a) This Agreement, the transactions contemplated by this Agreement and the amendment to ISIS' By-laws and fundamental limitation specified in Article VI hereof shall have been approved by both the Board of Directors and the stockholders of ISIS, in the manner required by law.

          (b) ISIS shall have duly executed and delivered to BlackRock such bills of sale, assignments, certificates and other instruments of transfer

               ("Transfer Documents") as may be necessary or desirable to transfer all right, title and interest of ISIS in and to the Assets. The Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (c) All representations and warranties of ISIS made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization there shall have been no material adverse change in the financial condition of ISIS since December 31, 1999 other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding involving ISIS shall be threatened or pending before any court or governmental agency.

          (d) BlackRock shall have received an opinion of Drinker Biddle & Reath LLP, in form reasonably satisfactory to BlackRock and dated the Effective Time of the Reorganization, substantially to the effect that: (i) ISIS is a Maryland corporation duly organized and validly existing in good standing under the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by ISIS and is a legal, valid and binding obligation of ISIS, enforceable against ISIS in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, provided, however, that no opinion need be given as to the enforceability of any provision of the Agreement relating to indemnification; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-laws of ISIS or any material agreement known to such counsel to which ISIS is a party or by which ISIS is bound; and (iv) to such counsel's knowledge, no consent, approval, authorization or order of any federal, Pennsylvania or Maryland court or governmental authority is required for the consummation by ISIS of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, such as may be required under state securities laws, and the filing of Articles of Transfer under Maryland law. Such opinion may rely on the opinion of Venable, Baetjer and Howard, LLP with respect to matters governed by Maryland law.

          (e) BlackRock shall have received an opinion of Drinker Biddle & Reath LLP, in form reasonably satisfactory to BlackRock and dated the Effective Time of the Reorganization, substantially to the effect that for federal income tax purposes (i) the transfer of the Assets hereunder, and the assumption by the Acquiring Fund of the Liabilities, in exchange for Series B Investor Shares of the Acquiring Fund, and the distribution of said shares to the stockholders of ISIS, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and with respect to the reorganization, ISIS and the Acquiring Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;
               (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by ISIS as a result of such transactions; (iii) in accordance with
               Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund as a result of such transactions; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of ISIS on the distribution to them by ISIS of Series B Investor Shares of the Acquiring Fund in exchange for their shares of ISIS; (v) in accordance with Section 358(a)(1) of the Code, the aggregate basis of Series B Investor Shares of the Acquiring Fund received by each holder of shares of ISIS will be the same as the aggregate basis of the shares of ISIS held by such holder immediately prior to the Reorganization; (vi) in accordance with
               Section 362(b) of the Code, the basis of the Assets to the Acquiring Fund will be the same as the basis of the Assets in the hands of ISIS immediately prior to the exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for Acquiring Fund shares will be determined by including the period for which the stockholder held the shares of ISIS exchanged therefor, provided that the stockholder held such shares of ISIS as a capital asset; and (viii) in accordance with
               Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the Assets will include the period for which the Assets were held by ISIS.

          (f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

          (g) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of BlackRock, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

          (h) ISIS shall have delivered or caused to be delivered to BlackRock each account, book, record or other document of ISIS which is required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1, 31a-2 and 31a-3 thereunder (regardless of what person possesses the same), and a copy of all agreements and instruments to which ISIS is a party. ISIS shall have instructed its service contractors to provide BlackRock upon request with access to and copies of all documents belonging to ISIS.

          (i) ISIS shall have, and the President or any Vice President of ISIS shall have provided to BlackRock a certificate that ISIS has, performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

          (j) ISIS shall provide to BlackRock a certificate of its President or any Vice President dated the Effective Time of the Reorganization to the effect set forth in Article X (a) and (c).

          (k) BIMC shall provide BlackRock with evidence in form satisfactory to BlackRock that BIMC shall have obtained fully pre-paid liability insurance providing coverage to BlackRock and its former and current trustees and officers for claims made against them after the Effective Time of the Reorganization relating to acts, errors or omissions committed or attempted, or allegedly committed or attempted, by ISIS or its former and current directors and officers in their capacity as such directors or officers at any time after the inception of ISIS, such coverage to be on terms no less favorable to BlackRock and its former and current trustees and officers than the terms of coverage in effect with respect to them immediately prior to the Effective Time of the Reorganization.

          (l) BIMC shall provide BlackRock with evidence in form satisfactory to BlackRock that BIMC shall have obtained fully pre-paid liability insurance providing coverage to the former and current directors and officers of ISIS for claims made against them after the Effective Time of the Reorganization for acts, errors or omissions committed or attempted, or allegedly committed or attempted, by them in their capacity as such directors or officers at any time prior to the Effective Time of the Reorganization, such coverage to be on terms no less favorable to the former and current directors and officers of ISIS than the terms of coverage in effect with respect to them immediately prior to the Effective Time of the Reorganization.

     XI.  ISIS Conditions.  The obligations of ISIS hereunder shall be
          ---------------
subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by both: (i) the Board of Trustees of BlackRock; and (ii) the stockholders of ISIS in the manner required by law, and the amendment to ISIS' By-laws and fundamental limitation specified in Article VI hereof shall have been approved by the stockholders of ISIS in the manner required by law.

          (b) BlackRock shall have duly executed and delivered to ISIS an assumption of liabilities certificate and other instruments as ISIS may deem necessary or desirable dated as of the Effective Time of the Reorganization pursuant to which the Acquiring Fund will assume all of the Liabilities in connection with the transactions contemplated by this Agreement.

          (c) All representations and warranties of BlackRock made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. As of the Valuation Time and the

               Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization there shall have been no material adverse change in the financial condition of BlackRock or the Acquiring Fund since September 30, 1999 other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

          (d) ISIS shall have received an opinion of Ropes & Gray with respect to matters governed by Massachusetts law and of Simpson Thacher & Bartlett as to other matters, in form reasonably satisfactory to ISIS and dated the Effective Time of the Reorganization, substantially to the effect that: (i) BlackRock is, under the laws of the Commonwealth of Massachusetts, a duly established and validly existing unincorporated voluntary association with transferable shares (commonly known as a "Massachusetts business trust"); (ii) the Series B Investor Shares are duly authorized and, upon delivery to ISIS following receipt by the Acquiring Fund of the Assets of ISIS as provided in the Agreement, will be validly issued, fully paid and non-assessable, and will not be subject to any preemptive rights arising under the Massachusetts General Laws or under the Declaration of Trust; (iii) to such counsel's knowledge, no shareholder of the Acquiring Fund has any option or warrant to subscribe or purchase in respect to the Series B Investor Shares;
               (iv) the Agreement has been duly authorized, executed and delivered by BlackRock and represents the valid and binding obligation of BlackRock, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and to equitable principles, whether such enforceability is considered in a proceeding in equity or at law, provided, however, that no opinion need be given as to the enforceability of any provisions of the Agreement relating to indemnification; (v) the execution and delivery of the Agreement by BlackRock did not, and the performance by BlackRock of its obligations under the Agreement will not, violate the Declaration of Trust or the Amended and Restated Code of Regulations of BlackRock; (vi) the execution and delivery of the

               Agreement did not, and the compliance by BlackRock with all the provisions of the Agreement will not, violate any contract identified on an annexed schedule furnished to such counsel by BlackRock and which BlackRock has represented lists all material contracts to which it is a party or by which it is bound, and which, to the best of such counsel's knowledge, represents all of the material contracts to which BlackRock is a party or by which it is bound, or to which any of the property or assets of BlackRock is subject; (vii) no consent, approval, authorization, order, registration or qualification of or with any federal, New York or Massachusetts governmental agency or body, or any federal, New York or Massachusetts court, is required for BlackRock to enter into the Agreement or to comply with all of the provisions of the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

          (e) ISIS shall have received an opinion of Drinker Biddle & Reath LLP, in form reasonably satisfactory to BlackRock and dated the Effective Time of the Reorganization, with respect to the matters specified in Article X(e).

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of BlackRock, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

          (g) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

          (h) BlackRock shall have, and the President or any Vice President of BlackRock shall have provided to ISIS a certificate that BlackRock has, performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

          (i) BlackRock shall have provided to ISIS a certificate of its President or any Vice President dated the Effective Time of the Reorganization to the effect set forth in Article XI (a)(i) and
               (c).

          (j) BIMC shall provide ISIS with evidence in form satisfactory to ISIS that BIMC shall have obtained fully pre-paid liability insurance providing coverage to the former and current directors and officers of ISIS for claims made against them after the Effective Time of the Reorganization for acts, errors or omissions committed or attempted, or allegedly committed or attempted, by them in their capacity as such directors or officers at any time prior to the Effective Time of the Reorganization, such coverage to be on terms no less favorable to the former and current directors and officers of ISIS than the terms of coverage in effect with respect to them immediately prior to the Effective Time of the Reorganization.

     XII.  Tax Documents.  ISIS shall deliver to BlackRock at the Effective Time
           -------------
of the Reorganization confirmations or other adequate evidence as to the adjusted tax basis of the Assets delivered to the Acquiring Fund in accordance with the terms of this Agreement.

     XIII. Finder's Fees.  Each party represents and warrants to each of the
           -------------
other parties hereto that there is no person who is entitled to any finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     XIV.  Announcements. No announcements or similar publicity with respect to
           -------------
this Agreement or the transactions contemplated herein shall be made at any time and in any manner unless specifically agreed upon and approved by each of ISIS, BlackRock and the investment adviser for BlackRock, BlackRock Advisors, Inc.; provided, that nothing herein shall prevent either party upon notice to the
--------
other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations.

     XV.   Further Assurances. Subject to the terms and conditions herein
           ------------------
 provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

     XVI.  Termination of Representations and Warranties. The representations
           ---------------------------------------------
and warranties of the parties set forth in this Agreement shall terminate upon the delivery of the Assets to the Acquiring Fund and the issuance of the Series B Investor Shares of the Acquiring Fund at the Effective Time of the Reorganization. Notwithstanding anything herein to the contrary, Article IX(f),
Article IX(g) and Article XXIII shall not terminate as of, and shall remain in full force and effect after, the Effective Time of the Reorganization.

     XVII. Termination of Agreement.
           ------------------------
     17.01 This Agreement may be terminated at any time at or prior to the Effective Time of the Reorganization by an authorized officer of ISIS or of BlackRock, as provided below:

           (a) By BlackRock if any of the conditions set forth in Article X are not satisfied as specified in said Article;

           (b) By ISIS if any of the conditions set forth in Article XI are not satisfied as specified in said Article; or

           (c)  By the mutual consent of BlackRock and ISIS.

     17.02 If BlackRock or ISIS terminates this Agreement because one or more of the conditions precedent have not been fulfilled, or if this Agreement is terminated by mutual consent of BlackRock and ISIS, this Agreement, other than
Article XXIII, will become null and void without any liability of either party to the other; provided, however, that if such termination is by BlackRock pursuant to Article XVII, Section 17.01(a) as a result of a breach by ISIS of any of its representations, warranties or covenants in this Agreement, or such termination is by ISIS pursuant to Article XVII, Section 17.01(b) as a result of a breach by BlackRock of any of its representations, warranties or covenants in this Agreement, nothing herein shall affect the non-breaching party's right to damages on account of such other party's breach.

     XVIII. Amendment and Waiver. At any time prior to or (to the fullest extent
            --------------------
permitted by law) after approval of this Agreement by the stockholders of ISIS,
(a) the parties hereto may, by written agreement authorized by their respective Boards of Directors or Trustees, as the case may be, or their respective Presidents or any Vice Presidents, and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

     XIX.   Governing Law.  This Agreement and the transaction contemplated
            -------------
hereby shall be governed, construed and enforced in accordance with the laws of the State of Maryland, without giving effect to the conflicts of law principles otherwise applicable therein.

     XX.   Successors and Assigns.  This Agreement shall be binding upon the
           ----------------------
respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

     XXI.   Beneficiaries.  Except as stated herein, nothing contained in this
            -------------
Agreement shall be deemed to create rights in or eliminate liabilities of persons not parties hereto, other than the successors and permitted assigns of the parties.

     XXII.  BlackRock Liability.
            -------------------

     22.01 Each party specifically acknowledges and agrees that all obligations of BlackRock under this Agreement are binding only with respect to the Acquiring Fund; that any liability of BlackRock under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other portfolio of BlackRock shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     22.02 "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988, as amended, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of BlackRock. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of BlackRock personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of BlackRock must look solely to the Trust Property belonging to such class for the enforcement of any claims against BlackRock.

     XXIII. Expenses. BIMC shall pay all expenses incurred by BlackRock and
            --------
ISIS in connection with this Agreement and the transactions contemplated hereby, including without limitation, all legal, accounting, printing, mailing, proxy and stockholder solicitation expenses, as well as any expenses incurred by the Board of Directors of ISIS in evaluating the transactions contemplated by this Agreement and the future direction of ISIS, including the cost of an independent consultant retained by the Board of Directors of ISIS, but excluding expenses customarily incurred in connection with regular meetings of the Board of Directors of ISIS that would have been held in the absence of the transactions contemplated by this Agreement.

      XXIV. Entire Agreement. This Agreement embodies the entire agreement and
            ----------------
understanding of the parties hereto with respect to the subject matter hereof and supercedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     XXV.   Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     XXVI.  Notices. All notices required or permitted herein shall be in
            -------
writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

  If to BlackRock:

  Karen H. Sabath
  Assistant Secretary
  345 Park Avenue
  New York, NY  10154

  Telecopier Number: (212) 754-8775

  With a copy to:

  Cynthia G. Cobden, Esq.
  Simpson Thacher & Bartlett
  425 Lexington Avenue
  New York, NY  10017

  Telecopier Number:  (212) 455-2502

  If to ISIS:

  Edward J. Roach
  Vice President and Treasurer
  Bellevue Park Corporate Center
  400 Bellevue Parkway
  Wilmington, DE  19809

  Telecopier Number:  (302) 791-4830

  With a copy to:

  Michael P. Malloy, Esq.
  Drinker Biddle & Reath LLP
  One Logan Square
  18th and Cherry Streets
  Philadelphia, PA  19103

  Telecopier Number: (215) 988-2757

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

ATTEST:                                           BLACKROCK FUNDS(SM)

___________________________                       _____________________________
Name:                                             Name:
Title:                                            Title:


ATTEST:                                           INDEPENDENCE SQUARE INCOME
                                                    SECURITIES, INC.


___________________________                       ______________________________
Name:                                             Name:
Title:                                            Title:


     BlackRock Institutional Management Corporation joins in this Agreement with respect to, and agrees to be bound by, Article IX(f), Article IX(g), Article X(k), Article X(1) Article XI(j), Article XVI and Article XXIII.


ATTEST:                                           BLACKROCK INSTITUTIONAL
                                                    MANAGEMENT CORPORATION


___________________________                       _________________________
Name:                                             Name:
Title:                                            Title:

                                  APPENDIX B

                            HIGH YIELD BOND PORTFOLIO

TOTAL ASSETS (9/30/99):
     $91.6 MILLION

PERFORMANCE BENCHMARK:
     LEHMAN HIGH YIELD INDEX

INVESTMENT APPROACH:
     SEEKS CURRENT INCOME BY INVESTING PRIMARILY IN NON-INVESTMENT GRADE SECURITIES (RATED C OR HIGHER OR DEEMED TO BE OF COMPARABLE QUALITY) WHICH YIELD A HIGH LEVEL OF CURRENT INCOME.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:
     . SINCE THE PORTFOLIO'S INCEPTION IN NOVEMBER 1998 THE HIGH YIELD MARKET HAS PERFORMED WELL AS YIELD SPREADS HAVE NARROWED COMPARED TO TREASURIES. INVESTORS CONTINUE TO EMPHAZISE HIGHER QUALITY NON-INVESTMENT GRADE CREDITS INSTEAD OF LOWER TIER CREDITS. THE MANAGER HAS TAKEN ADVANTAGE OF THIS DURING THE PERIOD BY FOCUSING ON B-RATED CREDITS, WHERE YIELD SPREADS CONTINUE TO TIGHTEN, WHILE UNDERWEIGHTING CCC-RATED SECURITIES.

     . THE PORTFOLIO HAS BENEFITED FROM BEING OVERWEIGHT RELATIVE TO THE INDEX IN THE TELECOM, OIL AND GAS AND CABLE SECTORS. PARTICULAR EMPHASIS HAS BEEN PLACED ON THESE SECTORS AS IMPROVING FUNDAMENTALS AND THE POTENTIAL FOR CONSOLIDATION CONTINUE TO BE A MAJOR CONTRIBUTOR TO THEIR STRONG PERFORMANCE. THE PORTFOLIO HAS BEEN UNDERWEIGHT THE HEALTHCARE AND TEXTILE SECTORS, WHICH HAVE BEEN WEAK PERFORMERS.

     . THE MANAGER BELIEVES THAT THE SUPPLY AND DEMAND TECHNICALS OF THE HIGH YIELD MARKET APPEAR TO BE FAVORABLE, AS STRONG MONEY INFLOWS AND LOWER SUPPLY RELATIVE TO LAST YEAR MAY BODE WELL FOR HIGH YIELD INVESTORS.

Although the portfolio holdings and sectors listed above were current as of the end of the annual period ended September 30, 1999, the Portfolio is actively managed and the composition will vary.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO AND THE LEHMAN HIGH YIELD INDEX FROM INCEPTION AND AT EACH MONTH-END.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Institutional    Service     Investor A     Investor B    Investor C    BlackRock   Lehman High
                  Class           Class       Class           Class          Class         Class    Yield Index
11/19/98         $10,000         $10,000      $9,500        $10,000         $10,000       $10,000     $10,000
12/31/98          10,128          10,106       9,616         10,113          10,113        10,110      10,160
1/31/99           10,395          10,370       9,866         10,369          10,369        10,378      10,310
2/28/99           10,380          10,351       9,847         10,343          10,343        10,363      10,250
3/31/99           10,466          10,435       9,926         10,418          10,418        10,451      10,347
4/30/99           10,853          10,819      10,289         10,794          10,794        10,840      10,548
5/31/99           10,586          10,551      10,032         10,517          10,517        10,576      10,405
6/30/99           10,622          10,584      10,062         10,542          10,542        10,613      10,383
7/31/99           10,637          10,597      10,072         10,547          10,547        10,630      10,425
8/31/99           10,599          10,557      10,032         10,498          10,498        10,593      10,309
9/30/99           10,592          10,548      10,022         10,010          10,377        10,587      10,235

                      For period ending September 30, 1999
--------------------------------------------------------------------------------
                                  TOTAL RETURN
                                                            From Inception
  BlackRock Class                                                5.87%
  Institutional Class                                            5.93%
  Service Class                                                  5.47%
  Investor A Class (Load Adjusted)                               0.22%
  Investor A Class (NAV)                                         5.50%
  Investor B Class (Load Adjusted)                               0.06%
  Investor B Class (NAV)                                         4.78%
  Investor C Class (Load Adjusted)                               3.64%
  Investor C Class (NAV)                                         4.69%
--------------------------------------------------------------------------------

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: BlackRock Shares; Institutional Shares; Service Shares; Investor A Shares; Investor B Shares; and Investor C Shares, 11/19/98. See "Note on Performance Information" on page 12 for further information on how performance data was calculated.

              Past performance is not predictive of future results.

                                  APPENDIX C

                           SHARE PRICE DATA FOR ISIS


     ISIS' common stock is publicly held and is listed and traded on the NASDAQ SmallCap Market(SM) under the symbol "ISIS."

     The following table sets forth for the periods indicated the high and low closing sales prices for the shares on the NASDAQ Small Cap Market(SM), the net asset values per share most recently calculated before the date of the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding net asset value:

                                                            Net
                      High Sales       Low Sales        Asset Values      Discount (-) or
Quarter or Other        Price           Price           Per Share/2/       Premium (+)/3/
                                                    -----------------    -----------------
Period Ended          Per Share/1/   Per Share/1/   High        Low        High      Low
--------------------  -----------    -----------    -------  --------     -------  -------
March 31, 1997            17.000      15.750        17.850    17.760       (4.76)   (11.32)
June 30, 1997             16.750      15.875        18.050    17.640       (7.20)   (10.01)
September 30, 1997        17.750      15.875        18.340    18.110       (3.22)   (12.34)
December 31, 1997         17.625      15.125        18.560    18.380       (5.04)   (17.71)
March 31, 1998            18.000      16.750        18.400    18.300       (2.17)    (8.47)
June 30, 1998             18.125      16.750        18.720    18.490       (3.18)    (9.41)
September 30, 1998        18.000      16.750        18.480    18.210       (2.60)    (8.02)
December 31, 1998         19.000      17.000        18.850    18.350        2.43     (7.36)
March 31, 1999            18.000      16.375        18.150    17.900       (0.83)    (8.52)
June 30, 1999             17.375      15.500        18.180    17.950       (4.43)   (13.65)
September 30, 1999        16.750      15.125        17.690    17.180       (5.31)   (11.96)
December 31, 1999         16.500      13.750        17.090    17.080       (3.45)   (19.50)

 _________________________________________

1. As reported on the NASDAQ SmallCap Market(SM). During periods in which ISIS' shares traded at the high or low price for more than one day, the information is provided with respect to the trading day on which the discount or premium was greatest.

2. The net asset value per share calculated by ISIS as of the Friday preceding the date of each high sales price in the first column and each low sales price in the second column. Thus, this column does not necessarily show the highest or the lowest net asset value per share during the period.

3. This column shows the discount or premium that the high and low sales prices in the first two columns bore to the respective, preceding net asset values in the third column. It does not necessarily show the highest or lowest discount or premium during the period.

     The net asset value of ISIS as of December 31, 1999 was $16.89 and the high and low sales price were $15.50 and $15.1875, respectively.

     ISIS' common stock has frequently traded for an amount less than net asset value. ISIS has no program to reduce the discount other than the management of its portfolio.

                                  APPENDIX D

                 SECTIONS 3-202 THROUGH 3-213 OF THE MARYLAND
                            GENERAL CORPORATION LAW

(S) 3-202.  Right to fair value of stock.

  (a) General rule. - Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from the successor if:

      (1) The corporation consolidates or merges with another corporation;

      (2) The stockholder's stock is to be acquired in a share exchange;

      (3) The corporation transfers its assets in a manner requiring action under (S) 3-105(e) of this title;

      (4) The corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation; or

      (5) The transaction is governed by (S) 3-602 of this title or exempted by
(S) 3-603(b) of this title.

  (b) Basis of fair value. - (1) Fair value is determined as of the close of business:

          (i) With respect to a merger under (S) 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the day notice is given or waived under (S) 3-106; or

          (ii) With respect to any other transaction, on the day the stockholders voted on the transaction objected to.

      (2) Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.

      (3) In any transaction governed by (S) 3-602 of this title or exempted by
(S) 3-603(b) of this title, fair value shall be value determined in accordance with the requirements of (S) 3-603(b) of this title.

     (c) When right to fair value does not apply. - Unless the transaction is governed by (S) 3-602 of this title or is exempted by (S) 3-603(b) of this title, a stockholder may not demand the fair value of his stock and is bound by the terms of the transaction if:

          (1) The stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. :

               (i) With respect to a merger under (S) 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on date notice is given or waived under (S) 3-106; or

               (ii) With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

          (2)  The stock is that of the successor in a merger, unless:

               (i) The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or

               (ii) The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor; or

          (3) The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

(S) 3-203. Procedure by stockholder.

     (a) Specific duties. - A stockholder of a corporation who desires to receive payment of the fair value of his stock under his subtitle:

          (1) Shall file with the corporation a written objection to the proposed transaction:

                   (i) With respect to a merger under (S) 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, within 30 days after notice is given or waived under (S) 3-106; or

                   (ii) With respect to any other transaction, at or before the stockholders' meeting at which the transaction will be considered;

          (2)  May not vote in favor of the transaction; and

          (3) Within 20 days after the Department accepts the articles for record, shall make a written demand on the successor for payment for his stock, stating the number and class of shares for which he demands payment.

     (b) Failure to comply with section. - A stockholder who fails to comply with this section is bound by the terms of the consolidation, merger, share exchange, transfer of assets, or charter amendment.

(S) 3-204. Effect of demand on dividend and other rights.

     A stockholder who demands payment for his stock under this subtitle:

          (1) Has no right to receive any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under (S) 3-202 of this subtitle; and

          (2) Ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

(S) 3-205. Withdrawal of demand.

     A demand for payment may be withdrawn only with the consent of the successor.

(S) 3-206. Restoration of dividend and other rights.

     (a) When rights restored. - The rights of a stockholder who demands payment are restored in full, if:

          (1) The demand for payment is withdrawn;

          (2) A petition for an appraisal is not filed within the time required by this subtitle;

          (3) A court determines that the stockholder is not entitled to relief; or

          (4) The transaction objected to is abandoned or rescinded.

     (b) Effect of restoration. - The restoration of a stockholder's rights entitles him to receive the dividends, distributions, and other rights he would have received if he had not demanded payment for his stock. However, the restoration does not prejudice any corporate proceeding taken before the restoration.

(S) 3-207. Notice and offer to stockholders.

     (a) Duty of successor. - (1) The successor promptly shall notify each objecting stockholder in writing of the date the articles are accepted for record by the Department.

          (2) The successor also may send a written offer to pay the objecting stockholder what it considers to be the fair value of his stock. Each offer shall be accompanied by the following information relating to the corporation which issued the stock:

              (i) A balance sheet as of a date not more than six months before the date of the offer;

              (ii) A profit and loss statement for the 12 months ending on the date of the balance sheet; and

              (iii) Any other information the successor considers pertinent.

     (b) Manner of sending notice. - The successor shall deliver the notice and offer to each objecting stockholder personally or mail them to him by certified mail, return receipt requested, bearing a postmark from the United States Postal Service, at the address he gives the successor in writing, or, if none, at his address as it appears on the records of the corporation which issued the stock.

(S) 3-208. Petition for appraisal; consolidation of proceedings; jointer of objectors.

      (a) Petition for appraisal. - Within 50 days after the Department accepts the articles for record, the successor or an objecting stockholder who has not received payment for his stock may petition a court of equity in the county where the principal office of the successor is located or, if it does not have a principal office in this State, where the resident agent of the successor is located, for an appraisal to determine the fair value of the stock.

      (b) Consolidation of suits; joinder of objectors. - (1) If more than one appraisal proceeding is instituted, the court shall direct the consolidation of the proceedings on terms and conditions it considers proper.

          (2) Two or more objecting stockholders may join or be joined in an appraisal proceeding.

(S) 3-209. Notation on stock certificate.

     (a) Submission of certificate. - At any time after a petition for appraisal is filed, the court may require the objecting stockholders parties to the proceeding to submit their stock certificates to the clerk of the court for notation on them that the appraisal proceeding is pending. If a stockholder fails to comply with the order, the court may dismiss the proceeding as to him or grant other appropriate relief.

     (b) Transfer of stock bearing notation. - If any stock represented by a certificate which bears a notation is subsequently transferred, the new certificate issued for the stock shall bear a similar notation and the name of the original objecting stockholder. The transferee of this stock does not acquire rights of any character with respect to the stock other than the rights of the original objecting stockholder.

(S) 3-210.  Appraisal of fair value.

     (a) Court to appoint appraisers. - If the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Each appraiser shall take an oath to discharge his duties honestly and faithfully.

     (b) Report of appraisers - Filing. - Within 60 days after their appointment, unless the court sets a longer time, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report stating the conclusion of the majority as to the fair value of the stock.

     (c) Same - Contents. - The report shall state the reasons for the conclusion and shall include a transcript of all testimony and exhibits offered.

     (d) Same - Service; objection. - (1) On the same day that the report is filed, the appraisers shall mail a copy of it to each party to the proceedings.

          (2) Within 15 days after the report is filed, any party may object to it and request a hearing.

(S) 3-211.  Action by court on appraisers' report.

     (a) Order of court. - The court shall consider the report and, on motion of any party to the proceeding, enter an order which :

          (1) Confirms, modifies, or rejects it; and

          (2) If appropriate, sets the time for payment to the stockholder.

     (b) Procedure after order. - (1) If the appraisers' report is confirmed or modified by the order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding for the appraised fair value of his stock.

          (2) If the appraisers; report is rejected, the court may:

               (i) Determine the fair value of the stock and enter judgment for the stockholder; or

               (ii) Remit the proceedings to the same or other appraisers on terms and conditions it considers proper.

     (c) Judgment includes interest. - (1) Except as provided in paragraph (2) of this subsection, a judgment for the stockholder shall award the value of the stock and interest from the date as at which fair value is to be determined under (S) 3-202 of this subtitle.

          (2) The court may not allow interest if it finds that the failure of the stockholder to accept an offer for the stock made under (S) 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

               (i)   The price which the successor offered for the stock;

               (ii) The financial statements and other information furnished to the stockholder; and

               (iii) Any other circumstances it considers relevant.

     (d) Costs of proceedings. - (1) The cost of the proceedings, including reasonable compensation and expenses of the appraisers, shall be set by the court and assessed against the successor. However, the court may direct the costs to be apportioned and assessed against any objecting stockholder if the court finds that the failure of the stockholder to accept an offer for the stock made under (S) 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

               (i)   The price which the successor offered for the stock;

               (ii) The financial statements and other information furnished to the stockholder; and

               (iii)  Any other circumstances it considers relevant.

          (2) Costs may not include attorney's fees or expenses. The reasonable fees and expenses of experts may be included only if:

               (i)  The successor did not make an offer for the stock under
     (S) 3-207 of this subtitle; or

               (ii) The value of the stock determined in the proceeding materially exceeds the amount offered by the successor.

     (e) Effect of judgment. - The judgment is final and conclusive on all parties and has the same force and effect as other decrees in equity. The judgment constitutes a lien on the assets of the successor with priority over any mortgage or other lien attaching on or after the effective date of the consolidation, merger, transfer, or charter amendment.

(S) 3-212 Surrender of stock.

     The successor is not required to pay for the stock of an objecting stockholder or to pay a judgment rendered against it in a proceeding for an appraisal unless, simultaneously with payment:

     (1) The certificates representing he stock are surrendered to it, indorsed in blank, and in proper form for transfer; or

     (2) Satisfactory evidence of the loss or destruction of the certificates and sufficient indemnity bond are furnished.

(S) 3-213.  Rights of successor with respect to stock.

     (a) General rule. - A successor which acquires the stock of an objecting stockholder is entitled to any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under (S) 3-202 of this subtitle.

     (b) Successor in transfer of assets. - After acquiring the stock of an objecting stockholder, a successor in a transfer of assets may exercise all the rights of an owner of the stock.

     (c) Successor in consolidation, merger, or share exchange. - Unless the articles provide otherwise, stock in the successor of a consolidation, merger, or share exchange otherwise deliverable in exchange for the stock of an objecting stockholder has the status of authorized but unissued stock of the successor. However, a proceeding for reduction of the capital of the successor is not necessary to retire the stock or to reduce the capital of the successor represented by the stock.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                      c/o Bellevue Park Corporate Center
                             400 Bellevue Parkway
                             Wilmington, DE  19809
                                (610) 964-8882

                              BLACKROCK FUNDS(SM)
                        Bellevue Park Corporate Center
                             400 Bellevue Parkway
                          Wilmington, Delaware 19809
                                (800) 441-7762

                      STATEMENT OF ADDITIONAL INFORMATION
                      (Special Meeting of Shareholders of
                 Independence Square Income Securities, Inc.)

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated February __, 2000 for the Special Meeting of Shareholders of Independence Square Income Securities, Inc.("ISIS"), to be held on March __, 2000. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling ISIS at 1-610-964-8882.

  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

  Further information about Series B Investor Shares of the High Yield Bond Portfolio is contained in said Fund's Statement of Additional Information dated January 28, 1999, which is incorporated herein by reference.

  The date of this Statement of Additional Information is February __, 2000.

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
General Information...................................................

Financial Statements..................................................

Pro Forma Financial Statements........................................

                              GENERAL INFORMATION

     The Shareholders of ISIS are being asked to approve or disapprove an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of December __, 1999 by and between BlackRock FundsSM ("BlackRock") and ISIS and the transactions contemplated thereby. The Reorganization Agreement contemplates the transfer of all of the assets and liabilities of ISIS to BlackRock's High Yield Bond Portfolio in exchange for Series B Investor Shares. Series B Investor Shares issued by BlackRock will have an aggregate net asset value equal to the aggregate net asset value of the shares of ISIS that are outstanding immediately before the Effective Time of the Reorganization.

     Following the exchange, ISIS will make a liquidating distribution of the Series B Investor Shares to its Shareholders, so that a holder of shares in ISIS will receive Series B Investor Shares of the High Yield Bond Portfolio of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization. Upon completion of the Reorganization, ISIS will be dissolved under state law and will de-register under the 1940 Act.

     A Special Meeting of Shareholders of ISIS to consider the Reorganization Agreement and the related transaction will be held at the offices of BlackRock Institutional Management Corporation, Bellevue Park Corporate Center, 400 Bellevue Parkway, Fourth Floor Conference Room, Wilmington, Delaware 19809, on March __, 2000 at __:__ a.m./p.m. Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                                     SAI-1

                             FINANCIAL STATEMENTS

     The unaudited financial statements and notes thereto of ISIS contained in its Semi-Annual Report to Shareholders dated June 30, 1999, and the audited financial statements and notes thereto of ISIS contained in its Annual Report to Shareholders dated December 31, 1998, are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and notes thereto which appear in ISIS' Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Semi-Annual or Annual Reports are incorporated herein by reference. The financial statements and notes thereto for ISIS for the fiscal year ended December 31, 1998 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting.

     The audited financial statements and notes thereto of the High Yield Bond Portfolio contained in its Annual Report to Shareholders dated September 30, 1999 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and notes thereto which appear in the High Yield Bond Portfolio's Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements and notes thereto for the High Yield Bond Portfolio for the fiscal period ended September 30, 1999 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting.

                                     SAI-2

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following tables set forth the unaudited Pro Forma Combined Portfolio of Investments as of September 30, 1999, Pro Forma Combined Statement of Assets and Liabilities as of September 30, 1999, and Pro Forma Combined Statement of Operations for the twelve month period ended September 30, 1999, and give effect to the proposed merger of Independence Square Income Securities, Inc. into BlackRock Funds High Yield Bond Portfolio. The merger provides for the transfer of all or substantially all of the assets of Independence Square Income Securities, Inc. to BlackRock Funds High Yield Bond Portfolio in exchange for BlackRock Funds High Yield Bond Portfolio Class B shares, the distribution of such BlackRock Funds High Yield Bond Portfolio Class B shares to shareholders of Independence Square Income Securities, Inc., and the subsequent liquidation of Independence Square Income Securities, Inc.

                                     SAI-3

BlackRock Funds High Yield Bond Portfolio and Independence Square Income Securities, Inc. Reorganization
Pro Forma Combined Portfolio of Investments (Unaudited)
As of September 30, 1999

                                                    -------------------------------------------------------------------------------
                                                        BlackRock Funds        Independence Square             Proforma
                                                    High Yield Bond Portfolio Income Securities, Inc.          Combined
                                                    -------------------------------------------------------------------------------

Description and Percentage of Portfolio             Par(000)/Shares    Value    Par(000)     Value     Par(000)/Shares     Value
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK
Hyperion Telecommunications, Inc., Series B (PIK),
12.875%, 0.01                                              3,231    $ 2,876,093                            3,231        $ 2,876,093
Key Energy Services, Inc. Warrant                          1,000          2,000                            1,000              2,000
Nextel Communications, Inc., Series D (PIK), 13.00%,
0.01                                                       1,032      1,083,600                            1,032          1,083,600
Nextel Communications, Inc., Series E (PIK),
11.125%, 0.01                                              1,084      1,051,480                            1,084          1,051,480
Nextlink Communications, Inc. (PIK) ,14.00%, 0.01         31,462      1,557,369                           31,462          1,557,369
                                                                    -----------                                         -----------
  TOTAL PREFERRED STOCKS                                              6,570,542                                           6,570,542
                                                                    -----------                                         -----------

U.S. TREASURY NOTES
U.S. Treasury Note, 6.125%, 08/15/07                                               $  410    $  410,339      410            410,339
U.S. Treasury Note, 4.75%, 11/15/08                                                   200       181,968      200            181,968
                                                                                             ----------                 -----------
  TOTAL U.S. TREASURY NOTES                                                                     592,307                     592,307
                                                                                             ----------                 -----------

U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 7.50%,
08/01/06                                                                              900       903,600      900            903,600
                                                                                             ----------                 -----------

COMMERCIAL MORTGAGE BACKED SECURITIES
Donaldson, Lufkin & Jenrette, Inc., Commercial
  Mortgage Corp., Series 98-CG1, Class B4, 7.35%,
  01/10/13                                               $ 2,531      1,806,273                            2,531          1,806,273
                                                                    -----------                                         -----------

CORPORATE BONDS
Electronics
Amkor Technologies, Inc., Series 144A, 10.50%,
05/01/09                                                   2,000      1,920,000                            2,000          1,920,000
Condor Systems, Inc., Series 144A, 11.87%, 05/01/09        1,000        890,000                            1,000            890,000
                                                                    -----------                                         -----------
                                                                      2,810,000                                           2,810,000
                                                                    -----------                                         -----------
Financial
BGLS, Inc., Series B ,15.75% , 01/31/01                      700        700,000                              700            700,000
                                                                    -----------                                         -----------

Industrial
American Plumbing & Mechanical, Inc., Series 144A,
11.62%,10/15/08                                            1,000        900,000                            1,000            900,000
Ameriserve Food Distributor, 8.87%, 10/15/06                 750        570,000                              750            570,000
Charles River Laboratories, Inc., 13.50%, 10/01/09         1,000      1,010,000                            1,000          1,010,000
Concentra Operating Corp., Series 144A, 13.00%,
08/15/09                                                   2,000      2,000,000                            2,000          2,000,000
Fountain View, Inc., Series B, 11.25%, 04/15/08            1,000        720,000                            1,000            720,000
Golden Northwest Aluminum First Mortgage Notes,
12.00%, 12/15/06                                           1,750      1,802,500     1,000     1,030,000    2,750          2,832,500
Hudson Respiratory Care, Inc., 9.12%, 04/15/08             2,000      1,560,000                            2,000          1,560,000
Huntsman ICI Hldgs., Series 144A (STEP) 13.00%,
12/31/09 (C)                                               3,500        910,000                            3,500            910,000
Kasper A.S.L. Ltd., 12.75% 03/31/04                        1,500      1,447,500                            1,500          1,447,500
Knology Hldgs., Inc. (STEP) 13.36%,10/15/07 (C)            2,000      1,100,000                            2,000          1,100,000
Knowles Electronics, Inc., 13.12%, 10/01/09                1,000        979,540                            1,000            979,540
Lyondell Chemical, 10.875%, 05/01/09                       2,600      2,613,000     1,000     1,005,000    3,600          3,618,000
National Equipment Services, Series D, 10.00%,
11/30/04                                                   2,000      1,980,000                            2,000          1,980,000
Nebco Evans Hldg. Co. (STEP) 17.25%, 07/15/07 (C)            800        296,000                              800            296,000
Northeast Optic Network, 12.75%, 08/15/08                  2,000      2,040,000                            2,000          2,040,000
Pogo Producing Co., Series 144A, 10.37%, 02/15/09          1,000      1,037,500                            1,000          1,037,500
Polaroid Corp., 11.50%, 02/15/06                           1,000      1,043,750                            1,000          1,043,750
Psinet, Inc., Series 144A, 11.00%, 08/01/09                1,000        985,000                            1,000            985,000
Repap New Brunswick, 10.62%, 04/15/05                      1,000        872,500                            1,000            872,500
Republic Tech RTI Capital, Series 144A, 13.75%,
07/15/09                                                   1,000        950,000                            1,000            950,000
Revlon Consumer Products, 8.62%, 02/01/08                  2,000      1,630,000                            2,000          1,630,000
Sinclair Broadcast Group., 9.00%, 07/15/07                 2,000      1,895,000                            2,000          1,895,000
St. John Knits Intl., Series 144A, 12.50%, 07/01/09        1,000        915,000                            1,000            915,000
U.S. Home, 8.87%, 02/15/09                                 1,000        910,000                            1,000            910,000
Veritas DGC Inc., 9.75%, 10/15/03                          1,000      1,012,500     1,000     1,012,500    2,000          2,025,000
Waterford Gaming, LLC Sr. Notes, Series 144A, 9.50%,
03/15/10                                                   1,000        972,500       500       486,250    1,500          1,458,750
Wec Co., Series 144A, 12.00%, 07/15/09                     1,000        980,000                            1,000            980,000
Willis Corroon Corp., 9.00%, 02/01/09                      1,000        905,000                            1,000            905,000
                                                                    -----------                                         -----------
                                                                     34,037,290                                          34,037,290
                                                                    -----------                                         -----------

Oil and Gas
Chesapeake Energy Corp.,  9.12%, 04/15/06                  1,500      1,380,000                            1,500          1,380,000
Dual Drilling Co., 9.87%, 01/15/04                           100        104,000                              100            104,000
Grey Wolf Inc., Series C, 8.87%, 07/01/07                  1,500      1,350,000                            1,500          1,350,000
Key Energy Services, Inc., Series B, 14.00%,
01/15/09                                                   1,000      1,065,000                            1,000          1,065,000
R&B Falcon Corp., 12.25%, 03/15/06                         2,000      2,110,000                            2,000          2,110,000
Swift Energy Co., 10.25%, 08/01/09                         1,550      1,557,750                            1,550          1,557,750
Western Gas Resources, Series 144A, 10.00%,
06/15/09                                                   1,500      1,533,750                            1,500          1,533,750
                                                                    -----------                                         -----------
                                                                      9,100,500                                           9,100,500
                                                                    -----------                                         -----------
Retail
Group One Automotive, Inc., 10.87%, 03/01/09               1,000        950,000                            1,000            950,000
J. Crew Group, Inc., Series B (STEP) 13.44%,
10/15/08 (C)                                               1,500        787,500                            1,500            787,500
J.H. Heafner Co., Series D, 10.00%, 05/15/08               1,000        940,000                            1,000            940,000
Mattress Discounters Corp., 12.62%, 07/15/07               1,000        950,000                            1,000            950,000
Sbarro Inc. 144A Sr. Notes, 11.00%, 09/15/09               1,000        988,750                            1,000            988,750
Sonic Automotive, Inc., Series B, 11.00%, 08/01/08         2,000      1,910,000                            2,000          1,910,000
                                                                    -----------                                         -----------
                                                                      6,526,250                                           6,526,250
                                                                    -----------                                         -----------

                                                      ----------------------------------------------------------------------------
                                                             BlackRock Funds        Independence Square            Proforma
                                                        High Yield Bond Portfolio  Income Securities, Inc.         Combined
                                                      ---------------------------------------------------------------------------
Decription and Percentage of Portfolio                Par (000) Shares    Value    Par (000) Shares    Value     Par (000) Shares
---------------------------------------------------------------------------------------------------------------------------------
Special Purpose
Nextel Partners, Inc., (STEP) 13.57%, 02/01/09 (C)    $          4,100 $ 2,439,500                               $         4,100
Penhall Acquisition Corp., 12.00%, 08/01/06                      2,000   1,960,000                                         2,000
Pinnacle Hldgs., (STEP) 12.26%, 03/15/08 (C)                     3,000   1,732,500                                         3,000


Zais Investment Grade Ltd., 9.95%, 09/23/14                      1,000     990,000                                         1,000
                                                                       -----------
                                                                         7,122,000
                                                                       -----------

Telecommunications
Allegiance Telecom Inc. Units 144A (STEP) 12.52%,
02/15/08 (C)                                                     3,000   1,935,000                                         3,000
Diamond Cable Communications PLC, 12/15/05                       1,000     902,500                                         1,000
Echostar DBS Corp., 9.37%, 02/01/09                              2,000   1,975,000                                         2,000
Echostar DBS Corp. Series 144A Industrial, 9.25%, 02/01/06       1,000     987,500                                         1,000
Globenet Communications Group Ltd., Series 144A, 13.00%,
07/15/07                                                         1,500   1,485,000                                         1,500
Hyperion Telecommunications, Series B, 04/15/03                  2,000   1,690,000                                         2,000
IPC Info. Systems (STEP) 11.92%, 05/01/08 (C)                    3,000   2,280,000                                         3,000
James Cable Partners LP, Series B, 10.75%, 08/15/04              1,000   1,005,000                                         1,000
Spectrasite Holdings Inc., Series 144A (STEP) 11.25%,
04/15/09 (C)                                                     2,000   1,000,000                                         2,000
Teligent, Inc., 11.50%, 12/01/07                                 2,000   1,840,000                                         2,000
United Pan-Europe Communications, Series 144A (STEP)
12.50%, 08/01/09 (C)                                             4,000   2,240,000                                         4,000
United Pan-Europe Communications, NV.,
Series 144A, 10.87%, 08/01/09                                    1,500   1,522,500                                         1,500
Versatel Telecom BV, Sr. Notes, 11.87%, 07/15/09                 1,000     950,000                                         1,000
Viatel, Inc., (STEP) 11.93%, 04/15/08 (C)                        1,600     928,000                                         1,600
Williams Communications Group, Inc. Sr. Notes,
10.87%, 10/01/09                                                 1,000     992,490                                         1,000
Worldwide Fiber, Inc., Series 144A, 12.00%, 08/01/09             1,000     975,000                                         1,000
                                                                       -----------
                                                                        22,707,990
                                                                       -----------

Ahmanson (H.F.) & Company, 9.875%, 11/15/1999                                         $ 1,000       $ 1,005,014            1,000
BankAmerica, 9.50%, 04/01/01                                                              500           520,757              500
Calpine Corp., 9.250%, 02/01/04                                                           550           555,500              550
CenCall Communications Corp. Sr. Disc. Notes, 10.13%,
01/15/04                                                                                1,000         1,002,500            1,000
Cleveland Electric Illuminating, 9.00%, 07/01/23                                        1,000         1,006,708            1,000
Comerica Bank, 8.375%, 07/15/24                                                         1,000         1,004,585            1,000
Delta Airlines, Inc., 9.25%, 03/15/22                                                   1,000         1,082,078            1,000
Federal Express, 9.625%, 10/15/19                                                         500           520,070              500
First Chicago NBD Corp., 8.875%, 03/15/02                                                 500           524,583              500
First Interstate Bancorp., 9.00%, 11/15/04                                              1,000         1,003,420            1,000
First Union Corp., 8.00%, 08/15/09                                                        500           511,836              500
Ford Motor Credit Co., 9.14%, 12/30/14                                                  1,000         1,079,177            1,000
GTE California, Inc., 8.07%, 04/15/24                                                     300           299,695              300
Gulf States Utilities 8.70%, 04/01/24                                                   1,000         1,014,420            1,000
Harris Bancorp, 9.375%, 06/01/01                                                          500           520,583              500
Horton (D.R.), Inc. Co. Guarantee Notes, 10.00%,
04/15/06                                                                                  250           250,000              250
Hydro-Quebec, 8.875%, 03/01/26                                                          1,000         1,153,296            1,000
Jersey Central Power and Light, 8.45%, 03/24/25                                         1,000         1,051,590            1,000
New York State Electric & Gas Corp., 9.875%, 05/01/20                                     800           847,000              800
News America Holdings, 9.50%, 07/15/24                                                  1,000         1,116,066            1,000
Nextlink Communications, Inc. Sr. Notes, 12.50%,
04/15/06                                                                                1,000         1,060,000            1,000
Participation in Asset Exchange, 7.00%, 12/01/20 (A)                                        5             5,081                5
Penney (J.C.) & Company, 8.25%, 08/15/22                                                  500           497,805              500
RBF Finance Co., 11.38%, 03/15/09                                                       1,000         1,055,000            1,000
Reynolds (R.J.) Tobacco Holdings, Inc., 7.375%,
05/15/03                                                                                1,000           973,864            1,000
Sinclair Broadcast Group Sr. Sub. Notes, 10.00%,
09/30/05                                                                                  200           200,000              200
Sonic Automotive, Inc., 11.00%, 08/01/08                                                  500           478,750              500
TCI Communications, 8.75%, 02/15/23                                                     1,000         1,042,876            1,000
Time Warner Entertainment, Inc., 8.375%, 07/15/33                                       1,000         1,065,589            1,000
U.S. West, 8.875%, 06/01/31                                                             1,000         1,037,479            1,000
United Air Lines, 9.210%, 01/21/17                                                        450           490,500              450
Virginia Electric & Power Corp. Series B, 8.625%,
10/01/24                                                                                1,000           989,488            1,000
Zurich Capital Trust I, 8.376%, 06/01/37                                                  500           487,478              500
                                                                                                    -----------

TOTAL CORPORATE BONDS                                                   83,004,030                  $28,986,538
                                                                       -----------                  -----------

SHORT TERM INVESTMENTS
Galileo Money Market Fund                                      194,162     194,162                                       194,162
                                                                       -----------
TOTAL SHORT TERM INVESTMENTS                                               194,162                            -
                                                                       -----------                  -----------

TOTAL INVESTMENTS
  (BlackRock High Yield Bond Portfolio cost -
  $94,176,716)
  (Independence Square Income Securties, Inc. cost -
  $30,525,353(B))
                                                                       -----------                  -----------
  (Proforma combined cost - $124,702,069)                              $91,575,007                  $30,482,445
                                                                       ===========                  ===========

Decription and Percentage of Portfolio                                 Value
----------------------------------------------------------------------------------
Special Purpose                                                       $  2,439,500
Nextel Partners, Inc., (STEP) 13.57%, 02/01/09 (C)                       1,960,000
Penhall Acquisition Corp., 12.00%, 08/01/06                              1,732,500
Pinnacle Hldgs., (STEP) 12.26%, 03/15/08 (C)
                                                                      ------------
                                                                           990,000
Zais Investment Grade Ltd., 9.95%, 09/23/14                           ------------
                                                                         7,122,000
                                                                      ------------

Telecommunications
Allegiance Telecom Inc. Units 144A (STEP) 12.52%,
02/15/08 (C)                                                             1,935,000
Diamond Cable Communications PLC, 12/15/05                                 902,500
Echostar DBS Corp., 9.37%, 02/01/09                                      1,975,000
Echostar DBS Corp. Series 144A Industrial, 9.25%,
02/01/06                                                                   987,500
Globenet Communications Group Ltd., Series 144A,
13.00%, 07/15/07                                                         1,485,000
Hyperion Telecommunications, Series B, 04/15/03                          1,690,000
IPC Info. Systems (STEP) 11.92%, 05/01/08 (C)                            2,280,000
James Cable Partners LP, Series B, 10.75%, 08/15/04                      1,005,000
Spectrasite Holdings Inc., Series 144A (STEP) 11.25
04/15/09 (C)                                                             1,000,000
Teligent, Inc., 11.50%, 12/01/07                                         1,840,000
United Pan-Europe Communications, Series 144A (STEP
12.50%, 08/01/09 (C)                                                     2,240,000
United Pan-Europe Communications, NV.,
Series 144A, 10.87%, 08/01/09                                            1,522,500
Versatel Telecom BV, Sr. Notes, 11.87%, 07/15/09                           950,000
Viatel, Inc., (STEP) 11.93%, 04/15/08 (C)                                  928,000
Williams Communications Group, Inc. Sr. Notes, 10.87%, 10/01/09            992,490
Worldwide Fiber, Inc., Series 144A, 12.00%, 08/01/0                        975,000
                                                                      ------------
                                                                        22,707,990
                                                                      ------------

Ahmanson (H.F.) & Company, 9.875%, 11/15/1999                            1,005,014
BankAmerica, 9.50%, 04/01/01                                               520,757
Calpine Corp., 9.250%, 02/01/04                                            555,500
CenCall Communications Corp. Sr. Disc. Notes, 10.13%, 01/15/04           1,002,500
Cleveland Electric Illuminating, 9.00%, 07/01/23                         1,006,708
Comerica Bank, 8.375%, 07/15/24                                          1,004,585
Delta Airlines, Inc., 9.25%, 03/15/22                                    1,082,078
Federal Express, 9.625%, 10/15/19                                          520,070
First Chicago NBD Corp., 8.875%, 03/15/02                                  524,583
First Interstate Bancorp., 9.00%, 11/15/04                               1,003,420
First Union Corp., 8.00%, 08/15/09                                         511,836
Ford Motor Credit Co., 9.14%, 12/30/14                                   1,079,177
GTE California, Inc., 8.07%, 04/15/24                                      299,695
Gulf States Utilities 8.70%, 04/01/24                                    1,014,420
Harris Bancorp, 9.375%, 06/01/01                                           520,583
Horton (D.R.), Inc. Co. Guarantee Notes, 10.00%, 04/15/06                  250,000
Hydro-Quebec, 8.875%, 03/01/26                                           1,153,296
Jersey Central Power and Light, 8.45% 03/24/25                           1,051,590
New York State Electric & Gas Corp., 9.875%, 05/01/20                      847,000
News America Holdings, 9.50%, 07/15/24                                   1,116,066
Nextlink Communications, Inc. Sr. Notes, 12.50%, 04/15/06                1,060,000
Participation in Asset Exchange, 7.00%, 12/01/20 (A)                         5,081
Penney (J.C.) & Company, 8.25%, 08/15/22                                   497,805
RBF Finance Co., 11.38%, 03/15/09                                        1,055,000
Reynolds (R.J.) Tobacco Holdings, Inc., 7.375%, 05/15/03                   973,864
Sinclair Broadcast Group Sr. Sub. Notes, 10.00%, 09/30/05                  200,000
Sonic Automotive, Inc., 11.00%, 08/01/08                                   478,750
TCI Communications, 8.75%, 02/15/23                                      1,042,876
Time Warner Entertainment, Inc., 8.375%, 07/15/33                        1,065,589
U.S. West, 8.875%, 06/01/31                                              1,037,479
United Air Lines, 9.210%, 01/21/17                                         490,500
Virginia Electric & Power Corp. Series B, 8.625%, 10/01/24                 989,488
Zurich Capital Trust I, 8.376%, 06/01/37                                   487,478
                                                                      ------------

TOTAL CORPORATE BONDS                                                  111,990,568
                                                                      ------------

SHORT TERM INVESTMENTS
Galileo Money Market Fund                                                  194,162
                                                                      ------------
TOTAL SHORT TERM INVESTMENTS                                               194,162
                                                                      ------------

TOTAL INVESTMENTS
  (BlackRock High Yield Bond Portfolio cost -
  $94,176,716)
  (Independence Square Income Securties, Inc. cost -
  $30,525,353(B))
                                                                      ------------
(Proforma combined cost - $124,702,069)                               $122,057,452
                                                                      ============

____________________________________________
(A) Non-income producing security
(B) Reflects amortization of premium and accretion of discount
(C) Rates shown are the effecive yields as of September 30, 1999

         See accompanying notes to the Pro Forma Financial Statements.

BlackRock Funds High Yield Bond portfolio and Independence Square Income Securities, Inc. Reorganization
Combined Statement of Assets and Liabilities (Unaudited)
As of September 30, 1999


                                        --------------------------------------------------------------------------------------------
                                                BlackRock Funds             Independence Square       Adjustments       Pro Forma
                                             High Yield Bond Portfolio     Income Securities, Inc.                      Combined
                                        --------------------------------------------------------------------------------------------
Investments                                  $       91,575,007            $      30,482,445                         $  122,057,452
Cash                                                          -                       39,589                                 39,589
Receivable - interest                                 1,593,994                      760,428                              2,354,422
Receivable - investments sold                         3,068,771                            -                              3,068,771
Receivable - fund shares sold                           177,857                            -                                177,857
Receivable from investment advisor                            -                       27,584                                 27,584
Other assets                                             30,644                            -                                 30,644
                                        --------------------------------------------------------------------------------------------
   Total assets                                      96,446,273                   31,310,046                            127,756,319
                                        --------------------------------------------------------------------------------------------

Payable - investments purchased                       5,475,188                            -                              5,475,188
Payable - fund shares repurchased                         5,964                            -                                  5,964
Payable - distributions                                 696,704                            -                                696,704
Payable - management fee                                      -                        9,666                                  9,666
Payable - 12b-1 fees                                          -                            -                                      -
Reverse repurchase agreements payable                 6,831,443                            -                              6,831,443
Accrued Expenses                                        111,963                       25,976                                137,939
                                        --------------------------------------------------------------------------------------------
   Total liabilities                                 13,121,262                       35,642                             13,156,904
                                        --------------------------------------------------------------------------------------------
Net assets                                   $       83,325,011            $      31,274,404                         $  114,599,415
                                        ============================================================================================

Net Asset Value and Redemption Price
 per Blackrock, Institutional, Service
 and Investor A Share ($68,271,709
 / 7,014,949)                                $             9.73                                                      $         9.73

Offering price per BlackRock,
 Institutional and Service Share             $             9.73                                                      $         9.73

Maximum offering price per Investor
 A Share ($9.73 / 0.950)                     $            10.24                                                      $        10.24

Net Asset Value and Redemption Price
 (subject to a maximum contingent
 deferred sales charge of 4.5%) per
 Investor B Share ($12,408,541 / 1,274,781)  $             9.73

Net Asset Value and Redemption Price
 (subject to a maximum contingent
  deferred sales charge of 1.0%) per
 Investor C Share ($2,646,761 / 271,952)     $             9.73                                                      $         9.73

Net Asset Value per ISIS Share
 ($31,274,404 / 1,822,752)                                                 $           17.16

Net Asset Value and Redemption Price
 per Pro Forma Combined Investor B
 Share ($43,680,945 / 4,489,005)                                                                                     $         9.73

         See accompanying notes to the Pro Forma Financial Statements.

BlackRock Funds High Yield Bond Portfolio and Independence Square Income Securities, Inc. Reorganization
Combined Statement of Operations (Unaudited)

                                     -----------------------------------------------------------------------------------------------
                                        BlackRock Funds               Independence Square         Adjustments         Pro Forma
                                     High Yield Bond Portfolio       Income Securities, Inc.                          Combined
                                       for the period ended            for the year ended
                                       September 30, 1999*            September 30, 1999
                                     -----------------------------------------------------------------------------------------------
Dividend Income                      $                               $                      -                       $             -
Interest Income                                      6,141,856                      2,620,915        (9,594)              8,753,177
                                     -----------------------------------------------------------------------------------------------
     Investment Income                               6,141,856                      2,620,915        (9,594) (a)          8,753,177
                                     -----------------------------------------------------------------------------------------------

Investment advisory services                           263,946                        117,758        45,588  (b)            427,292
Administrative services fees                            94,182                              -        75,139  (c)            169,321
Transfer agent fees                                     26,377                         19,913        12,756  (d)             59,046
Custodian fees                                          17,609                         19,729       (14,829) (e)             22,509
Professional fees                                      146,826                         52,546       (50,259) (f)            149,113
Shareholder reports                                     94,238                         12,839        (9,245) (g)             97,832
Trustees' fees                                             818                         32,855       (32,202) (h)              1,471
Shareholder servicing fees                              25,179                              -        81,673  (i)            106,852
Shareholder processing fees                             15,107                              -        49,004  (j)             64,111
Distribution fees                                       57,531                              -       245,019  (k)            302,550
Registration fees and expenses                          74,621                              -         8,694  (l)             83,315
Other                                                    9,175                         14,839       (11,395) (m)             12,619
                                     -----------------------------------------------------------------------------------------------
                                                       825,609                        270,479       399,943               1,496,031

    Expenses waived or reimbursed                     (346,897)                             -       (43,173) (n)           (390,070)
                                     -----------------------------------------------------------------------------------------------

 Total operating expenses                              478,712                        270,479       356,770               1,105,961
 Interest expense                                      175,871                              -             -                 175,871
                                     -----------------------------------------------------------------------------------------------

       Total expenses                                  654,583                        270,479       356,770               1,281,832
                                     -----------------------------------------------------------------------------------------------
 Net investment income               $               5,487,273       $              2,350,436   $  (366,364)        $     7,471,345
                                     ===============================================================================================

---------------------
* Commencement of operations was November 19, 1998

         See accompanying notes to the Pro Forma Financial Statements.

BlackRock Funds High Yield Portfolio/Independence Square Income Securities, Inc. Notes to Pro Forma Financial Statements (Unaudited)
September 30, 1999

1. Basis of Combination

     The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of Independence Square Income Securities, Inc. into BlackRock Funds High Yield Bond Portfolio. The proposed merger will be accounted for by the method of accounting for tax-free reorganizations of investment companies (sometimes referred to as the pooling-of-interest basis). The reorganization provides for the transfer of all or substantially all of the assets of Independence Square Income Securities, Inc. to BlackRock Funds High Yield Bond Portfolio in exchange for BlackRock Funds High Yield Bond Portfolio Class B shares, the distribution of such BlackRock Funds High Yield Bond Portfolio Class B shares to shareholders of Independence Square Income Securities, Inc., and the subsequent liquidation of Independence Square Income Securities, Inc.

     The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Statement of Additional Information.

     BlackRock Funds High Yield Bond Portfolio, an open-end, management investment company, and Independence Square Income Securities, Inc., a closed-end, management investment company, are both registered under the Investment Company Act of 1940, as amended.

Pro Forma Adjustments:

The Pro Forma adjustments below reflect the impact of the reorganization between BlackRock Funds High Yield Portfolio and Independence Square Income Securities, Inc.

a)  to reflect amortization of premium and discount.
b) to increase Independence Square Income Securities, Inc. advisory fee to BlackRock Funds High Yield Portfolio's rate of 0.50%
c) to record administrative service fee of 0.23%. Independence Square Income Securities, Inc. does not charge an administrative service fee.
d) to increase Independence Square Income Securities, Inc. transfer agent fees to BlackRock Funds HighYield Portfolio's rate of 0.10%.
e) to decrease Independence Square Income Securities, Inc. custodian fees to BlackRock Funds High Yield Portfolio's rate of 0.015%.
f) to decrease Independence Square Income Securities, Inc. professional fees (consisting of legal and audit fees) to reflect BlackRock Funds High Yield Portfolio's ending proportionate allocation of BlackRock Funds' professional fees.

g) to decrease Independence Square Income Securities, Inc. shareholder reporting fees to reflect BlackRock Funds High Yield Portfolio's ending proportionate allocation of BlackRock Funds' shareholder reporting fees.
h) to decrease Independence Square Income Securities, Inc. trustees' fees to reflect BlackRock Funds High Yield Portfolio's ending proportionate allocation of BlackRock Funds' trustees' fees.
i) to record shareholder servicing fees of 0.25%. Independence Square Income Securities, Inc. does not charge a shareholder servicing fee.
j) to record shareholder processing fees of 0.15%. Independence Square Income Securities, Inc. does not charge a shareholder processing fee.
k) to record distribution fees of 0.75%. Independence Square Income Securities, Inc. does not charge a distribution fee.
l) to record additional SEC registration fees on the value of the shares increased from the merger.
m) to decrease Independence Square Income Securities, Inc. insurance and other expenses to reflect BlackRock Funds High Yield Portfolio's ending proportionate allocation of BlackRock Funds' insurance and other expenses.
n)  to limit the operation expenses (excluding interest expense) to 1.92%.


2. Summary of Significant Accounting Policies

     Following is a summary of significant accounting policies which are consistently followed by BlackRock Funds High Yield Bond Portfolio/Independence Square Income Securities, Inc. in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     Security Valuation - Portfolio securities for which market quotations are readily available are valued at market value that is currently determined using the last reported sales price. If no sales are reported, for BlackRock Funds High Yield Portfolio, portfolio securities are valued at the mean between the last reported bid and asked prices. For Independence Square Income Securities, Inc. securities not listed or not traded on that day are valued at their most recent quoted bid prices or at prices determined by investment bankers or brokers. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. For BlackRock Funds High yield Portfolio discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Independence Square Income Securities, Inc. does not amortize premiums or discounts on bonds held for investment for financial reporting or federal income tax purposes.

     Security Transactions and Investment Income - Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis.

     Federal Income Taxes - BlackRock Funds High Yield Portfolio/Independence Square Income

Securities, Inc. intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     Distributions to Shareholders - Distributions from net investment income are declared by BlackRock Funds High Yield Bond Portfolio each day and monthly by Independence Square Income Securities, Inc. on "settled" shares. Both funds pay the net investment income monthly. Net realized capital gains, if any will be distributed annually.

                                   FORM N-14
                                   ---------

                          Part C - Other Information
                          --------------------------


Item 15.  Indemnification.
          ---------------

          Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement incorporated by reference herein as Exhibit 5(a). Indemnification of Registrant's Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 22 of the Custodian Agreement incorporated by reference herein as Exhibit 7(a),
Section 17 of the Transfer Agency Agreement incorporated by reference herein as
Exhibit 8(c) and Section 11 of the Administration Agreement which is Exhibit 8(a) hereof. Registrant intends to obtain from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

          Indemnification of Trustees, Officers, Representatives and Employees.
          --------------------------------------------------------------------
     The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except
                                                                      ------
     with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a
                              --------
     compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or
               --------
     reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have
                             --------
     given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

          The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Section 9.6 of the Registrant's Declaration of Trust, filed herein as
Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

          Indemnification of Shareholders.  In case any Shareholder or former
          -------------------------------
     Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.


Item 16.  Exhibits.
          --------

          (1)  Articles of Incorporation

               (a) Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/811-05742) filed on January 27, 1998 ("PEA No. 33").

               (b) Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of PEA No. 33.

               (c) Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit
                    (1)(c) of PEA No. 33.

               (d) Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated herein by reference to Exhibit (1)(d) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/811-05742 filed on October 18, 1996.

               (e) Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit
                    (1)(e) of PEA No. 33.


     (2)  By-laws

               (a) Amended and Restated Code of Regulations is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/ 811-05742) filed on June 11,
                    1999 ("PEA No. 42").


     (3)  Voting Trust Agreement(s)

                    None.


     (4) Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.


     (5)  Instruments Defining Rights of Security Holders.

          (a) Sections V, VIII and IX of Registrant's Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of PEA No. 33; Article II of Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of PEA No. 33.

     (6) Investment Advisory Contracts.

         (a) Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. relating to all Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/811-05742) filed on May 30, 1996 ("PEA No. 21").

         (b) Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(b) of PEA No. 21.

         (c) Addendum No. 1 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/811-05742) filed on January 28, 1997 ("PEA No. 27").

         (d) Form of Addendum No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to BlackRock Strategic Portfolio I and BlackRock Strategic Portfolio II is incorporated herein by reference to Exhibit (5)(d) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/811-05742) filed on December 18, 1996.

         (e) Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit (5)(e) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/811-05742) filed on August 19, 1997 ("PEA No. 30").

         (f) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Portfolios is incorporated herein by reference to Exhibit (5)(c) of PEA No. 21.

          (g) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Large Cap Value Equity, Small Cap Value Equity and Select Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of PEA No. 21.

          (h) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Large Cap Growth Equity and Small Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of PEA No. 21.

          (i) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(c) of PEA No. 21.

          (j) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Equity and International Emerging Markets Portfolios is incorporated herein by reference to Exhibit (5)(c) of PEA No. 21.

          (k) Sub-Advisory Agreement among PNC Asset Management Group, Inc., Provident Capital Management, Inc. and BlackRock Financial Management, Inc. with respect to the Balanced Portfolio is incorporated herein by reference to exhibit (5)(c) of PEA No. 21.

          (l) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Mid Cap Value Equity Portfolio is incorporated herein by reference to Exhibit (5)(k) of PEA No. 27.

          (m) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Mid Cap Growth Equity Portfolio is incorporated herein by reference to Exhibit (5)(l) of PEA No. 27.

          (n) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio is incorporated herein by reference to Exhibit (5)(m) of PEA No. 27.

          (o) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit (5)(o) of PEA No. 30.

          (p) Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Micro-Cap Equity Portfolio, GNMA Portfolio, Delaware Tax-Free Income Portfolio and Kentucky Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (5)(p) of PEA No. 33.

          (q) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Micro-Cap Equity Portfolio is incorporated herein by reference to Exhibit (5)(q) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/811-05742) filed January 27, 1998 ("PEA No. 33").

          (r) Form of Sub-Advisory Agreement between BlackRock, Inc. and BlackRock Financial Management, Inc. with respect to the GNMA, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios is incorporated herein by reference to Exhibit (5)(r) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/811-05742) filed on February 13, 1998 ("PEA No. 34").

          (s) Form of Addendum No. 4 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit (5)(s) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/811-05742) filed on August 7, 1998 ("PEA No. 37").

          (t) Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit (5)(t) of PEA No. 37.

          (u) Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio IV is incorporated herein by reference to Exhibit (4)(u) of PEA No. 42.

     (7)  Underwriting Contracts.

          (a) Distribution Agreement between Registrant and BlackRock Distributors Inc. dated as of June 25, 1999 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed on August 24, 1999.

          (b)  Form of Appendix A to Distribution Agreement between
               Registrant and BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed on August 24, 1999 ("PEA No. 45").

     (8)  Bonus or Profit Sharing Contracts.

          None.


     (9)  Custodian Agreements.

          (a) Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(a) of PEA No. 33.

          (b) Amendment No. 1 to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(b) of PEA No. 33.

          (c) Amendment No. 2 dated March 1, 1993 to Custodian Agreement between Registrant and PNC Bank National Association with respect to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (8)(c) of PEA No. 33.

          (d) Form of Appendix B to Custodian Agreement between Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit
               (7)(d) of PEA No. 42.

          (e) Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit
               (8)(e) of PEA No. 34.

          (f) Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of PEA No. 33.

          (g) Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1993 is incorporated herein by reference to Exhibit (8)(g) of PEA No. 34.

          (h) Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit
               (8)(h) of PEA No. 34.

          (i) Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit (8)(j) of PEA No. 27.


     (10) Rule 12b-1 and Rule 18f-3 Plans.

          (a) Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B Investor, Series C Investor, Institutional BlackRock and HL Shares is incorporated herein by reference to Exhibit 15 of PEA No. 21.

          (b) Form of Appendix A to Amended and Restated Distribution and Service Plan is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A filed on August 11, 1999.

          (c) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit 15(a) of PEA No. 45.

     (11) Legal Opinion.
          None.

     (12) Opinion as to Tax Consequences.

          Opinion and Consent of Drinker Biddle & Reath LLP as to Tax Consequences.

     (13) Other Material Contracts.

          (a) Form of Administration Agreement among Registrant, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(a) to PEA No. 42.

          (b) Forms of Appendix A and Appendix B to Administration Agreement among Registrant, BlackRock Advisors, Inc. and PFPC Inc. are incorporated herein by reference to Exhibit 8(b) to PEA No. 44.

          (c) Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC, Inc. is incorporated herein by reference to Exhibit (9)(e) of PEA No. 33.

          (d) Amendment No. 1 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC, Inc. relating to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit
               (9)(f) of PEA No. 33.

          (e) Amendment No. 2 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC, Inc. relating to the Pennsylvania Municipal Money Market, Ohio Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit (9)(g) of PEA No. 33.

          (f) Amendment No. 3 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC, Inc. relating to the Short Term Bond, Intermediate Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (9)(h) of PEA No. 33.

          (g) Amendment No. 4 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC, Inc. relating to Series B Investor Shares of the Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Intermediate Term Bond, Small Cap Growth Equity, Core Equity, International Fixed Income, Government Income, International Emerging Markets, International Equity and Balanced Portfolios is incorporated herein by reference to Exhibit (9)(i) of PEA No. 33.

          (h) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC, Inc. is incorporated herein by reference to
               Exhibit 8(h) of PEA No. 42.

          (i) License Agreement dated as of December 1, 1995 between the Registrant and Compass Capital Group, Inc. is incorporated herein by reference to Exhibit (9)(q) of PEA No. 27.

          (j) Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank National Association and PNC Bank Delaware, respectively; each as a trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit (9)(l) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/811-05742) filed on April 29, 1998.

          (k) Form of Expense Limitation Agreement dated as of January 28, 1999 between Registrant and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit (8)(k) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 33-26305/811-05742) filed on January 28, 1999.


     (14) Other Opinions.

          Consent of PriceWaterhouseCoopers LLP.


     (15) Financial Statements Omitted Pursuant to Item 14(a)(1).

          None.


     (16) Powers of Attorney.

          None.


     (17) Additional Exhibits.

          (a)  Form of Proxy Card.

          (b) Prospectus for Investor Shares of the Bond Portfolios of BlackRock Funds(SM) dated January 28, 1999 as supplemented through November 22, 1999.

          (c) Statement of Additional Information of BlackRock Funds(SM) dated January 28, 1999 as supplemented through November 22, 1999.

          (d) Annual Report to Shareholders for Investor Shares of the Bond Portfolios of BlackRock Funds(SM) dated September 30, 1999.

          (e)  Annual Report to Shareholders of ISIS dated December 31, 1998.

          (f)  Semi-Annual Report to Shareholders of ISIS dated June 30, 1999.


Item 17.  Undertakings.
          ------------

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1), above, will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES
                                  ----------

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 13th day of January, 2000.



                                    BLACKROCK FUNDS
                                    Registrant
                                    By:  /s/ Raymond J. Clark
                                         --------------------
                                         Raymond J. Clark
                                         President and Treasurer
                                         (Principal Executive Officer)

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                          Title                        Date
---------                          -----                        ----


 /s/ Raymond J. Clark              Trustee, President and       January 13, 2000
------------------------------
Raymond J. Clark                   Treasurer


 /s/ David R. Wilmerding, Jr.      Chairman of the Board        January 13, 2000
------------------------------
David R. Wilmerding, Jr.


 /s/ Anthony M. Santomero          Vice-Chairman of the Board   January 13, 2000
------------------------------
Anthony M. Santomero


 /s/ William C. Albertini          Trustee                      January 13, 2000
------------------------------
William C. Albertini


 /s/ Robert M. Hernandez           Trustee                      January 13, 2000
------------------------------
Robert M. Hernandez

                                   Exhibits

Item           Description
----           -----------

(12) Opinion and Consent of Drinker Biddle & Reath LLP as to Tax Consequences.

(14)           Consent of PriceWaterhouseCoopers LLP.

(17)      (a)  Form of Proxy Card.

          (b) Prospectus for Investor Shares of the Bond Portfolios of BlackRock Funds(SM) dated January 28, 1999 as supplemented through November 22, 1999.

          (c) Statement of Additional Information of BlackRock Funds(SM) dated January 28, 1999 as supplemented through November 22, 1999.

          (d) Annual Report to Shareholders for Investor Shares of the Bond Portfolios of BlackRock Funds(SM) dated September 30, 1999.

          (e)  Annual Report to Shareholders of ISIS dated December 31, 1998.

          (f)  Semi-Annual Report to Shareholders of ISIS dated June 30, 1999.